UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2015

Item 1.	Reports to Stockholders.

Annual Report 7/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester®
New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	1.64%	-3.19%	3.56%
5-Year	4.02	3.01	4.39
10-Year	3.00	2.50	4.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Amid low interest rates and coverage that we believe was often narrowly focused on the market’s challenges, Oppenheimer Rochester New Jersey Municipal Fund delivered high levels of tax-free income in the 12 months ended July 31, 2015. The Fund’s Class A shares provided a distribution yield of 5.26% at net asset value (NAV) at the end of this reporting period trailing only one category peer – this Fund’s Y shares – in Lipper’s New Jersey Municipal Debt Funds category. Tax-free income generated by this Fund’s holdings contributed 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

Yields on high-grade municipal bonds rose during this reporting period as the market continued to anticipate changes to the Fed Funds target rate. Since October 2014, when the Federal Open Market Committee (FOMC) voted to end its program of purchasing mortgage-backed securities and long-term Treasuries in an effort to stimulate the economy (quantitative easing), speculation about the Fed’s plans often triggered movements in the equity and bond markets.

Near the end of this reporting period, Federal Reserve Chairman Janet Yellen told the U.S. Congress that improving economic conditions “would likely make it appropriate for the

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was 3.48% at the end of this reporting period. At 5.26%, the distribution yield at NAV for this Fund’s Class A shares was 178 basis points higher than the category average.

central bank to raise rates at some point this year,” assuming the labor market continues to advance.

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, in October 2014, the FOMC said it planned to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.26%

Dividend Yield with sales charge	5.01

Standardized Yield	4.31

Taxable Equivalent Yield	8.42

Last distribution (7/28/15)	$0.041

Total distributions (8/1/14 to 7/31/15)	$0.504

  Endnotes for this discussion begin on page 17 of this report

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keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. According to a statement released November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after the February meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 with declines in energy prices and non-energy imports keeping inflation low.

In a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of July 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 4.53%, up 109 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.40% on July 31, 2015, up 18 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.37%, up 22 basis points from the July 2014 date.

During this reporting period, New Jersey and its municipalities faced an assortment of credit rating downgrades and legal issues. In September 2014, for example, both Fitch Ratings and Standard & Poor’s downgraded the state’s general obligation (G.O.) debt to A,

4      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

from A-plus, with negative and stable outlooks, respectively. In mid-April 2015, Moody’s Investors Services cut the credit rating one notch, down to A2 with a negative outlook, citing the state’s budget and pension funding struggles for the downgrade, the ninth under Governor Chris Christie.

Atlantic City was also in the news this reporting period. In late January 2015, Gov. Christie signed an executive order to install an emergency management team in the state’s gaming capital. Gov. Christie tapped Kevin Lavin and Kevyn Orr, who was Detroit’s emergency manager during its recent Chapter 9 bankruptcy process, to overhaul the operations and finances of the struggling Atlantic City government.

Atlantic City also garnered attention from the rating agencies. The city suffered a double setback at the hands of S&P, which downgraded its bonds in September 2014 and in January 2015. The second downgrade left the Atlantic City’s debt with a below-investment-grade (“junk bond”) status. Moody’s, which held a Ba1 rating for the city’s G.O. debt, lowered that rating to Caa1 during this reporting period.

By July 2015, Atlantic City – which the state markets as America’s Favorite Playground – received optimistic reports showing an increase in non-casino business. Cash sales at the city’s non-gambling outlets increased 6.2% over the past 2 years. A Moody’s report called Atlantic City’s ability to meet G.O. payments a credit positive, noting that the city has been able to raise sufficient cash for debt service while continuing to seek long-term solutions to its financial challenges.

The city of Newark was also under increasing financial stress during this reporting period. In 2014, Newark’s officials disclosed that because of a property tax collection shortfall and state budget regulations, they needed to find a way to come up with more than $93 million in additional revenue to pay its bills. By giving the state financial control of Newark’s government, New Jersey was able to offer significant aid in property tax relief, transitional aid, and grants. Moody’s identified this action as a credit positive for Newark.

Late in the reporting period, the New Jersey Supreme Court sided with Gov. Christie in his effort to cut pension funding, a move that credit analysts say provides the state short-term budget flexibility while risking long-term financial burdens. The Garden State’s highest court reversed a lower court ruling upholding the governor’s veto of $1.6 billion of pension contributions from the 2015 budget.

In late June, the governor signed the state’s fiscal 2016 budget, cutting more than $1.6 billion in new spending on items including pensions, and vetoing higher taxes on businesses and the rich as he has done in past years. Gov. Christie used the line-item veto to eliminate the extra taxes and the higher pension payment, choosing instead to make a pension payment of $1.3 billion. Also, because of higher-than-expected revenues in the waning months of fiscal year 2015, which

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ended June 30, the governor added $212 million to the state’s pension payment. In all, the pension payment for the current fiscal year will total $893 million.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 210 securities as of July 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s New Jersey Municipal Debt Funds category as of July 31, 2015. At 5.26%, the distribution yield at NAV for this Fund’s Class A shares was 178 basis points higher than the category average, which was 3.48%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 8.42%, based on the Fund’s standardized yield as of July 31, 2015, and the current top federal and New Jersey income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 4.3 cents per share at the outset of the reporting period, was reduced to 4.1 cents per share beginning with the February 2015 payout. In all, the Fund distributed 50.4 cents per Class A share this reporting period.

As of July 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 19.9% of total assets (20.7% of net assets). Our holdings in this sector, including one bond issued in Puerto Rico, consist of securities across the credit spectrum, but most are investment grade. Bonds held in this sector contributed positively to Fund performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.0% of the Fund’s total assets (16.7% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (the MSA) and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help

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The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA

Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella, CFA	Charlie Pulire, CFA	Elizabeth Mossow, CFA

Senior Portfolio	Senior Portfolio	Associate Portfolio
Manager	Manager	Manager

finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the

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The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

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Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced earlier in the reporting period: On February 6, 2015, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court. On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, now set to expire September 15, 2015, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

We are encouraged by the government’s efforts to reduce spending and increase revenue. We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period. As a result, the Fund’s Puerto Rico holdings in aggregate had a negative impact on the Fund’s total return.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the

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Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Update (as of September 21, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight. For example, of the four Puerto Rico bond issuers that had payments due on August 3, 2015, three made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds – the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA) – met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds. We believe that the legal

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protections for the COFINA bonds and Puerto Rico’s general obligation (G.O.) debt are strong, and many of our funds have overweight positions in these bonds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

Later in the month, on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a federal district court ruling, which had been affirmed on appeal, related to the Recovery Act: that the Act violated the U.S. Constitution and was invalid. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team remains ready to defend the terms of our investments’ bond indentures.

On September 1, 2015, just prior to the expiration of the forbearance agreement, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will face neither the risks and uncertainties related to any inefficiency in PREPA’s operations nor the costs that would mount should any future litigation be required. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

The forbearance agreement with bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire September 18, 2015, was extended on that date to October 1, 2015. However, PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report

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that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties. Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, leading market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution.

Separately, it is noteworthy that PRASA, the water utility, had announced plans to issue $750 million in bonds. Originally slated for August 25, 2015, the offering has since been revised to provide greater bondholder protections and higher initial yields and, as of this writing, was listed as “day-to-day.” PRASA’s ability to cut expenses and reduce its debt service obligations helped the utility achieve stronger-than-expected results for fiscal year 2015 despite lower-than-expected revenue, according to results released in September.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ rights and best interests.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 11.2% of the Fund’s total assets (11.7% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 8.7% of total assets

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(9.1% of net assets) as of July 31, 2015. The Fund’s holdings in this sector, which included bonds issued in various New Jersey municipalities, the Northern Mariana Islands, and in the Commonwealth of Puerto Rico at the end of this reporting period, contributed positively to performance.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of July 31, 2015, 6.9% of the Fund’s total assets (7.2% net assets) were invested in the marine/aviation facilities sector, which contributed positively to performance.

Many sectors in which the Fund maintained relatively smaller investments as of July 31, 2015, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in the student loans sector, highways/commuter facilities bonds, transportation infrastructure securities, higher education bonds, the adult living facilities securities and the bonds in several other sectors.

As of July 31, 2015, only one sector detracted from the Fund’s performance—the sales tax sector, which represented 6.0% of total assets (6.2% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. More than 85% of the Fund’s holdings in this sector were issued in Puerto Rico at the end of this reporting period, based on current market value.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free

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yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	19.9%

Tobacco Master Settlement Agreement	11.2

General Obligation	8.7

Marine/Aviation Facilities	6.9

Student Loans	6.8

Sales Tax Revenue	6.0

Highways/Commuter Facilities	5.6

Transportation Infrastructure	4.9

Higher Education	4.2

Adult Living Facilities	4.0

Portfolio holdings are subject to change. Percentages are as of July 31, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	0.0%	0.0%	0.0%

AA	19.2	0.0	19.2

A	20.4	0.0	20.4

BBB	26.0	1.6	27.6

BB or lower	22.3	10.5	32.8

Total	87.9%	12.1%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/15

	Without Sales Charge	With Sales Charge
Class A	5.26%	5.01%
Class B	4.38	N/A
Class C	4.38	N/A
Class Y	5.42	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/15

Class A	4.31%
Class B	3.79
Class C	3.78
Class Y	4.67

TAXABLE EQUIVALENT YIELDS

As of 7/31/15

Class A	8.42%
Class B	7.40
Class C	7.38
Class Y	9.12

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	1.64%	4.02%	3.00%	4.61%
Class B (ONJBX)	3/1/94	0.86	3.19	2.50	4.39
Class C (ONJCX)	8/29/95	0.87	3.25	2.22	3.93
Class Y (ONJYX)	11/29/10	1.79	N/A	N/A	4.65

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-3.19%	3.01%	2.50%	4.37%
Class B (ONJBX)	3/1/94	-3.97	2.86	2.50	4.39
Class C (ONJCX)	8/29/95	-0.09	3.25	2.22	3.93
Class Y (ONJYX)	11/29/10	1.79	N/A	N/A	4.65

16      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 35-day accrual period ended July 28, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 28, 2015; for the yield

17      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0342, $0.0342 and $0.0423, respectively, for the 35-day accrual period ended July 28, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top combined federal and New Jersey 2015 tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

18      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015
Class A	$1,000.00	$956.10	$5.69
Class B	1,000.00	952.50	9.34
Class C	1,000.00	952.50	9.34
Class Y	1,000.00	957.80	4.92

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.99	5.87
Class B	1,000.00	1,015.27	9.64
Class C	1,000.00	1,015.27	9.64
Class Y	1,000.00	1,019.79	5.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.17%
Class B	1.92
Class C	1.92
Class Y	1.01

21      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2015

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—107.2%
New Jersey—72.7%
$40,000	Atlantic City, NJ GO1	5.000%	12/01/2024	$33,131
370,000	Bayonne, NJ Parking Authority[1]	5.000	06/15/2027	370,503
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	7,429,200
10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,039
35,000	Bergen County, NJ Improvement Authority (Community Action Program)[1]	5.250	12/01/2034	35,124
25,000	Camden County, NJ Improvement Authority[1]	5.000	09/01/2018	25,100
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2034	1,078,850
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2033	1,077,340
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	1,075,090
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2031	2,198,700
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2039	3,136,140
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2044	3,113,280
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	1,703,478
60,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2017	60,211
175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2018	179,112
395,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000	01/01/2025	403,615
175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2022	179,023
155,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	155,133
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	278,885
20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,045
105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,189
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,139,180
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	3,038,833
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,640,895
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,361,862
120,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	121,105
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,913,722
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	398,555
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	829,829
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,074
20,000	Mount Holly, NJ Municipal Utilities Authority	5.000	12/01/2016	20,081
25,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	25,059
605,000	New Brunswick, NJ Parking Authority	5.000	09/01/2029	677,176
445,000	New Brunswick, NJ Parking Authority	5.000	09/01/2027	502,512

22      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$2,000,000	Newark, NJ GO1	5.000%		07/15/2029	$2,097,500
430,000	Newark, NJ GO1	5.000		07/15/2029	450,963
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400		01/20/2034	50,095
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	355,074
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,404,345
2,095,000	NJ EDA	5.000		06/15/2028	2,246,657
750,000	NJ EDA	5.000		06/15/2029	801,143
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2028	21,201
410,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2018	403,493
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,114,911
130,000	NJ EDA (Dept. of Human Services)	6.250		07/01/2024	133,085
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,720,322
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000		05/01/2044	2,166,920
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,166,920
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,166,920
6,000,000	NJ EDA (GMT Realty)[1]	6.875		01/01/2037	6,022,740
17,160,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	17,731,428
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,052,318
10,000	NJ EDA (Hillcrest Health Service)	7.250	[2]	01/01/2018	9,443
90,000	NJ EDA (Liberty State Park Lease Rental)	5.750		03/15/2022	90,180
10,000	NJ EDA (Liberty State Park)	5.700		03/15/2016	10,046
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,140
20,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2034	20,288
455,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	462,876
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	101,442
50,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2029	50,721
10,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2033	10,173
1,030,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2017	1,047,829
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,789,200
55,000	NJ EDA (Municipal Rehabilitation)	5.000		04/01/2028	55,094
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,957,130
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,993,140
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	30,095
145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	145,460
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	824,208
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,430,618
650,000	NJ EDA (Paterson Charter School Science & Technology)	6.000		07/01/2032	655,051
1,900,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	1,897,321
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,355,190
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,214,275
850,000	NJ EDA (Rutgers University)[1]	5.000		06/15/2038	956,956
3,690,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2030	3,833,726
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,073,860

23      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$50,000	NJ EDA (St. Barnabas Medical Center)	6.750%[2]		07/01/2018	$47,201
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[2]	07/01/2020	21,901
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[2]	07/01/2021	54,629
110,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	110,441
2,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	2,470,512
10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	10,747,700
1,250,000	NJ EDA (UMM Energy Partners)	5.125		06/15/2043	1,313,388
1,500,000	NJ EDA (UMM Energy Partners)	5.000		06/15/2037	1,566,180
3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250		11/15/2026	3,579,450
100,000	NJ Educational Facilities Authority (Dorm Safety)	5.000		03/01/2016	100,398
875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	928,428
2,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	2,882,936
50,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		09/01/2017	50,201
2,115,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		06/15/2026	2,245,305
125,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		09/01/2018	125,500
30,000	NJ Educational Facilities Authority (Kean University)	5.000		07/01/2021	30,120
120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250		09/01/2029	134,083
40,000	NJ Educational Facilities Authority (Kean University)	5.000		07/01/2018	40,162
5,000	NJ Educational Facilities Authority (Public Library)	5.000		09/01/2022	5,007
30,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125		07/01/2028	33,039
1,000,000	NJ Educational Facilities Authority (Rider University)	5.000		07/01/2037	1,065,750
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)	5.000		07/01/2028	15,054
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,354
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	2,266,980
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,226,530
7,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	7,879,158
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	814,340
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	669,510
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	1,023,655
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	315,172
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)	5.000		07/01/2031	1,634,715
9,430,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2027	9,442,353
2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.000		07/01/2035	2,031,989

24      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621%[2]		07/01/2017	$14,561
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[2]	07/01/2030	18,249,903
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	11,144,100
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)	5.000		08/15/2034	2,122,288
6,040,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	6,407,836
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750		07/01/2033	140,811
100,000	NJ Higher Education Assistance Authority[1]	5.750		12/01/2029	110,111
3,160,000	NJ Higher Education Assistance Authority[1]	5.500		12/01/2025	3,500,427
24,450,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125		06/01/2030	26,558,079
15,000	NJ Hsg. & Mtg. Finance Agency[1]	5.400		11/01/2016	15,218
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	573,734
1,330,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000		10/01/2037	1,348,806
3,760,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625		10/01/2027	3,832,643
135,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375		10/01/2028	140,215
200,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150		10/01/2023	213,148
25,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500		10/01/2038	25,947
100,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	100,165
20,000	NJ Sports & Expositions Authority	5.250		09/01/2015	20,086
17,080,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	12,890,447
10,000,000	NJ Transportation Trust Fund Authority[1]	5.875		12/15/2038	11,074,400
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,275,150
4,500,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	5,153,940
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2038	1,667,656
5,000,000	NJ Turnpike Authority[1]	5.000		01/01/2038	5,544,500
200,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2022	200,754
100,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2023	100,377
4,000,000	Rutgers State University NJ3	5.000		05/01/2038	4,493,480
6,330,000	Rutgers State University NJ3	5.000		05/01/2029	7,292,143
5,380,000	Rutgers State University NJ3	5.000		05/01/2030	6,175,003
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2039	3,865,934
45,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	45,149
25,000	Washington Township, NJ Board of Education (Robbinsville)[1]	5.000		01/01/2020	25,496
40,000	West Milford, NJ Township (Municipal Utilties Authority)[1]	5.375		08/01/2031	40,042

					307,806,258

New York—7.5%
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,194,146
2,679,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,693,467

25      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750%		12/01/2025	$8,710,447
2,505,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	2,504,624
1,725,000	Port Authority NY/NJ, 141st Series[1]	5.000		09/01/2027	1,731,934
10,500,000	Port Authority NY/NJ, 143rd Series[3]	5.000		10/01/2030	10,774,890

					31,609,508

U.S. Possessions—27.0%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	10,877
125,000	Guam Power Authority, Series A	5.000		10/01/2024	147,607
125,000	Guam Power Authority, Series A	5.000		10/01/2023	147,790
250,000	Guam Power Authority, Series A	5.000		10/01/2030	288,427
120,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	120,810
3,760,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,260,258
2,355,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	2,095,220
1,005,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	909,053
2,525,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,810,071
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[4]	07/01/2024	749,480
190,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	190,247
16,605,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	16,638,044
18,550,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	18,548,701
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.016	[2]	05/15/2055	703,820
5,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2029	3,237,800
2,795,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	1,754,841
2,150,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	1,341,922
3,205,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,016,426
6,085,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	3,865,679
3,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	1,932,120
8,350,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	5,304,504
3,000,000	Puerto Rico Electric Power Authority, Series A5	7.000		07/01/2043	1,739,850
1,990,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2042	1,154,936
1,700,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2029	986,357
45,000	Puerto Rico Electric Power Authority, Series A5	5.050		07/01/2042	26,115
5,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2030	2,901,150
550,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	319,116
3,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2028	1,740,450
50,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2021	29,173
90,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2025	52,273
80,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2037	46,422
100,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2023	58,154
395,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2035	229,195
750,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2020	468,907
3,000,000	Puerto Rico Highway & Transportation Authority, Series L	5.250		07/01/2038	2,575,830
3,000,000	Puerto Rico Infrastructure	7.050	[2]	07/01/2042	356,610
975,000	Puerto Rico Infrastructure	7.000	[2]	07/01/2035	219,268
2,610,000	Puerto Rico Infrastructure	5.000		07/01/2041	671,318
4,750,000	Puerto Rico Infrastructure	5.000		07/01/2037	1,228,445
575,000	Puerto Rico Infrastructure	5.000		07/01/2027	184,420
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	238,708

26      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000%		04/01/2027	$86,812
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	84,189
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	760,126
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	84,847
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	165,351
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	828,850
2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2020	1,972,660
200,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	128,702
305,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	173,115
1,000,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	570,140
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2028	1,001,340
5,000,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	2,782,000
1,530,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	862,767
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,929,100
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	4,022,248
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	4,396,745
325,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	139,188
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2021	1,099,650
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2022	2,118,044
5,235,000	Puerto Rico Sales Tax Financing Corp., Series B6	6.000		08/01/2026	654,375
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	8,559,180
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[2]	05/15/2035	247,070
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[2]	05/15/2035	226,382
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[2]	05/15/2035	133,155

					114,326,430

Total Investments, at Value (Cost $483,083,901)—107.2%					453,742,196
Net Other Assets (Liabilities)—(7.2)					(30,378,635)

Net Assets—100.0%					$423,363,561

27      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MSU	Montclair State University
NY/NJ	New York/New Jersey
ROLs	Reset Option Longs
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015

Assets
Investments, at value (cost $483,083,901)—see accompanying statement of investments	$453,742,196
Cash	567,135
Receivables and other assets:
Interest	5,738,024
Investments sold (including $4,353,237 sold on a when-issued or delayed delivery basis)	4,353,237
Shares of beneficial interest sold	159,353
Other	506,875

Total assets	465,066,820

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	22,200,000
Payable for borrowings (See Note 8)	16,800,000
Shares of beneficial interest redeemed	2,158,211
Dividends	320,361
Trustees’ compensation	84,220
Distribution and service plan fees	55,650
Shareholder communications	7,227
Interest expense on borrowings	2,091
Other	75,499

Total liabilities	41,703,259

Net Assets	$423,363,561

Composition of Net Assets
Paid-in capital	$612,648,887
Accumulated net investment income	3,428,344
Accumulated net realized loss on investments	(163,371,965)
Net unrealized depreciation on investments	(29,341,705)

Net Assets	$423,363,561

29      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $263,872,752 and 28,255,634 shares of beneficial interest outstanding)	$9.34

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.81

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,443,944 and 474,620 shares of beneficial interest outstanding)	$9.36

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,468,256 and 14,061,543 shares of beneficial interest outstanding)	$9.35

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $23,578,609 and 2,522,404 shares of beneficial interest outstanding)	$9.35

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2015

Investment Income
Interest	$28,761,761
Expenses
Management fees	2,636,822
Distribution and service plan fees:
Class A	446,921
Class B	50,116
Class C	1,286,317
Transfer and shareholder servicing agent fees:
Class A	303,386
Class B	5,572
Class C	143,003
Class Y	25,130
Shareholder communications:
Class A	16,634
Class B	795
Class C	8,949
Class Y	1,430
Borrowing fees	1,084,602
Interest expense and fees on short-term floating rate notes issued (See Note 4)	338,219
Interest expense on borrowings	14,686
Trustees’ compensation	7,271
Custodian fees and expenses	6,080
Other	254,488

Total expenses	6,630,421
Net Investment Income	22,131,340
Realized and Unrealized Loss
Net realized loss on investments	(8,229,498)
Net change in unrealized appreciation/depreciation on investments	(6,240,853)
Net Increase in Net Assets Resulting from Operations	$7,660,989

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$22,131,340	$27,080,399
Net realized loss	(8,229,498)	(36,313,172)
Net change in unrealized appreciation/depreciation	(6,240,853)	36,245,859

Net increase in net assets resulting from operations	7,660,989	27,013,086

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(15,406,697)	(17,961,148)
Class B	(239,014)	(365,538)
Class C	(6,175,481)	(7,139,284)
Class Y	(1,309,505)	(1,182,464)

	(23,130,697)	(26,648,434)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(32,683,565)	(62,414,978)
Class B	(1,767,809)	(3,925,573)
Class C	(5,925,078)	(31,680,313)
Class Y	690,570	550,178

	(39,685,882)	(97,470,686)

Net Assets
Total decrease	(55,155,590)	(97,106,034)
Beginning of period	478,519,151	575,625,185

End of period (including accumulated net investment income of $3,428,344 and $4,207,870, respectively)	$423,363,561	$478,519,151

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2015

Cash Flows from Operating Activities
Net increase in net assets from operations	$7,660,989

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(37,004,113)
Proceeds from disposition of investment securities	91,623,526
Short-term investment securities, net	628,789
Premium amortization	2,112,556
Discount accretion	(1,667,335)
Net realized loss on investments	8,229,498
Net change in unrealized appreciation/depreciation on investments	6,240,853
Change in assets:
Increase in other assets	(264,608)
Decrease in interest receivable	462,194
Increase in receivable for securities sold	(4,353,237)
Change in liabilities:
Decrease in other liabilities	(43,678)
Decrease in payable for securities purchased	(55,784)

Net cash provided by operating activities	73,569,650

Cash Flows from Financing Activities
Proceeds from borrowings	135,900,000
Payments on borrowings	(128,500,000)
Payments on short-term floating rate notes issued	(18,775,000)
Proceeds from shares sold	63,372,735
Payments on shares redeemed	(121,381,893)
Cash distributions paid	(4,337,995)

Net cash used in financing activities	(73,722,153)

Net decrease in cash	(152,503)

Cash, beginning balance	719,638

Cash, ending balance	$567,135

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $18,994,670.

Cash paid for interest on borrowings—$13,599.

Cash paid for interest on short-term floating rate notes issued—$338,219.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.67	$9.60	$10.68	$9.75	$10.14

Income (loss) from investment operations:
Net investment income[2]	0.48	0.52	0.50	0.54	0.64
Net realized and unrealized gain (loss)	(0.31)	0.07	(1.05)	1.00	(0.41)

Total from investment operations	0.17	0.59	(0.55)	1.54	0.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.52)	(0.53)	(0.61)	(0.62)

Net asset value, end of period	$9.34	$9.67	$9.60	$10.68	$9.75

Total Return, at Net Asset Value[3]	1.64%	6.40%	(5.43)%	16.21%	2.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$263,873	$306,172	$368,177	$421,443	$359,697

Average net assets (in thousands)	$301,779	$326,496	$425,664	$385,776	$377,127

Ratios to average net assets:[4]
Net investment income	4.89%	5.58%	4.80%	5.31%	6.62%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.87%	0.83%	0.76%	0.76%	0.77%
Interest and fees from borrowings	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued [5]	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.17%	1.06%	0.93%	0.95%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.06%	0.91%	0.93%	1.05%

Portfolio turnover rate	7%	30%	24%	18%	15%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class B	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.69	$9.62	$10.70	$9.77	$10.15

Income (loss) from investment operations:
Net investment income[2]	0.41	0.45	0.42	0.46	0.56
Net realized and unrealized gain (loss)	(0.31)	0.06	(1.06)	0.99	(0.40)

Total from investment operations	0.10	0.51	(0.64)	1.45	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.44)	(0.44)	(0.52)	(0.54)

Net asset value, end of period	$9.36	$9.69	$9.62	$10.70	$9.77

Total Return, at Net Asset Value[3]	0.86%	5.55%	(6.24)%	15.20%	1.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,444	$6,351	$10,331	$18,879	$23,305

Average net assets (in thousands)	$5,540	$7,822	$15,007	$20,307	$28,889

Ratios to average net assets:[4]
Net investment income	4.13%	4.81%	3.96%	4.50%	5.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.63%	1.63%	1.61%	1.61%	1.61%
Interest and fees from borrowings	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued [5]	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.93%	1.86%	1.78%	1.80%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.86%	1.76%	1.78%	1.89%

Portfolio turnover rate	7%	30%	24%	18%	15%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.68	$9.61	$10.69	$9.76	$10.14

Income (loss) from investment operations:
Net investment income[2]	0.40	0.45	0.42	0.46	0.57
Net realized and unrealized gain (loss)	(0.30)	0.06	(1.05)	1.00	(0.41)

Total from investment operations	0.10	0.51	(0.63)	1.46	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.44)	(0.45)	(0.53)	(0.54)

Net asset value, end of period	$9.35	$9.68	$9.61	$10.69	$9.76

Total Return, at Net Asset Value[3]	0.87%	5.60%	(6.15)%	15.32%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,468	$142,154	$173,766	$187,934	$159,119

Average net assets (in thousands)	$142,243	$150,721	$194,185	$169,315	$166,762

Ratios to average net assets:[4]
Net investment income	4.06%	4.83%	4.04%	4.55%	5.85%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.62%	1.59%	1.52%	1.52%	1.54%
Interest and fees from borrowings	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued [5]	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.92%	1.82%	1.69%	1.71%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.82%	1.67%	1.69%	1.82%

Portfolio turnover rate	7%	30%	24%	18%	15%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class Y	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.68	$9.60	$10.69	$9.76	$9.86

Income (loss) from investment operations:
Net investment income[2]	0.49	0.54	0.52	0.55	0.41
Net realized and unrealized gain (loss)	(0.30)	0.07	(1.07)	1.00	(0.10)

Total from investment operations	0.19	0.61	(0.55)	1.55	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.53)	(0.54)	(0.62)	(0.41)

Net asset value, end of period	$9.35	$9.68	$9.60	$10.69	$9.76

Total Return, at Net Asset Value[3]	1.79%	6.66%	(5.40)%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,579	$23,842	$23,351	$23,882	$9,232

Average net assets (in thousands)	$25,005	$20,998	$25,821	$15,130	$4,339

Ratios to average net assets:[4]
Net investment income	5.02%	5.71%	4.94%	5.33%	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.72%	0.69%	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.23%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued [5]	0.07%	0.08%	0.06%	0.11%	0.19%

Total expenses	1.02%	0.92%	0.79%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.92%	0.77%	0.80%	0.90%

Portfolio turnover rate	7%	30%	24%	18%	15%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

38      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

39      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$3,791,313	$—	$163,242,995	$29,389,453

1. At period end, the Fund had $163,242,995 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	121,387,028

Total	$163,242,995

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$219,831	$219,831

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2015	Year Ended July 31, 2014

Distributions paid from:
Exempt-interest dividends	$22,711,443	$26,574,786
Ordinary income	419,254	73,648

Total	$23,130,697	$26,648,434

40      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$460,931,649[1]

Gross unrealized appreciation	$22,862,490
Gross unrealized depreciation	(52,251,943)

Net unrealized depreciation	$(29,389,453)

1. The Federal tax cost of securities does not include cost of $22,200,000, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

41      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

42      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

43      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$307,806,258	$—	$307,806,258
New York	—	31,609,508	—	31,609,508
U.S. Possessions	—	114,326,430	—	114,326,430

Total Assets	$—	$453,742,196	$—	$453,742,196

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with

44      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the

45      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a

46      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $33,916,965 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $22,200,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,880,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015 Trust	7.326%	10/1/27	$1,952,643
665,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) ROLs	7.976	10/1/37	683,806
2,625,000	Port Authority NY/NJ, 143rd Series Tender Option Bond Series 2015-XF0032 Trust	15.515	10/1/30	2,899,890
1,000,000	Rutgers State University NJ ROLs	18.478	5/1/38	1,493,480
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	18.506	5/1/29	2,547,143
1,345,000	Rutgers State University NJ ROLs	18.478	5/1/30	2,140,003

				$11,716,965

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

47      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $22,200,000 or 4.77% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$4,353,237

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$5,413,956
Market Value	$654,375
Market Value as % of Net Assets	0.15%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $9,283,191, representing 2.19% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

48      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	3,344,023	$32,873,200	4,831,911	$45,374,472
Dividends and/or distributions reinvested	1,316,338	12,909,781	1,594,449	14,986,662
Redeemed	(8,063,759)	(78,466,546)	(13,134,106)	(122,776,112)

Net decrease	(3,403,398)	$(32,683,565)	(6,707,746)	$(62,414,978)

Class B
Sold	5,480	$54,312	22,237	$210,890
Dividends and/or distributions reinvested	20,687	203,518	32,070	301,746
Redeemed	(206,711)	(2,025,639)	(473,491)	(4,438,209)

Net decrease	(180,544)	$(1,767,809)	(419,184)	$(3,925,573)

Class C
Sold	1,575,257	$15,542,186	1,293,000	$12,097,191
Dividends and/or distributions reinvested	495,032	4,859,117	587,480	5,528,467
Redeemed	(2,691,822)	(26,326,381)	(5,286,801)	(49,305,971)

Net decrease	(621,533)	$(5,925,078)	(3,406,321)	$(31,680,313)

Class Y
Sold	1,514,002	$14,876,443	1,013,897	$9,661,643
Dividends and/or distributions reinvested	104,237	1,022,254	94,977	894,210
Redeemed	(1,558,998)	(15,208,127)	(1,077,140)	(10,005,675)

Net increase	59,241	$690,570	31,734	$550,178

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$37,004,113	$91,623,526

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

49      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,096
Accumulated Liability as of July 31, 2015	40,392

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the

50      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

51      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2015	$62,712	$5,492	$11,043	$6,290

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1925% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the

52      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.16% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.1925%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$8,357,534
Average Daily Interest Rate	0.169%
Fees Paid	$1,066,532
Interest Paid	$13,599

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.07% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each

53      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Borrowings and Other Financing (Continued)

Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The fund executed no transactions under the Facility during the year ended July 31, 2015

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$322,807

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

54      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-States Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester New Jersey Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2015, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester New Jersey Municipal Fund as of July 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2015

55      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.19% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (Since 2007) and Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963- 1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the

58      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

David K. Downes, Continued	OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002- 2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

59      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010- 2011); Managing Director and Chief Operating Officer of Morgan Stanley

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Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994- January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984- November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009- December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009- December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October

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Arthur P. Steinmetz, Continued	2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001- June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011- December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub- Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000- June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

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The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

67      OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0395.001.0715 September 23, 2015

Annual Report 7/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	6.98%	1.89%	3.56%

5-Year	5.08	4.07	4.39

10-Year	3.72	3.22	4.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Amid low interest rates and coverage that we believe was often narrowly focused on the market’s challenges, Oppenheimer Rochester Pennsylvania Municipal Fund delivered high levels of tax-free income in the 12 months ended July 31, 2015, and outperformed its benchmark, the Barclays Municipal Bond Index. The distribution yield of the Class A shares was 5.89% (without sales charge) and produced an annual total return of 6.98% (without sales charge), beating its benchmark by 342 basis points for the 12-month period ended July 31, 2015. During this reporting period, tax-free income provided approximately 85% of the Fund’s total return.

MARKET OVERVIEW

Yields on high-grade municipal bonds rose during this reporting period as the market continued to anticipate changes to the Fed Funds target rate. Since October 2014, when the Federal Open Market Committee (FOMC) voted to end its program of purchasing mortgage-backed securities and long-term Treasuries in an effort to stimulate the economy (quantitative easing), speculation about the Fed’s plans often triggered movements in the equity and bond markets.

Near the end of this reporting period, Federal Reserve Chairman Janet Yellen told the U.S. Congress that improving economic conditions “would likely make it appropriate for the

The average distribution yield in Pennsylvania Municipal Debt Funds category was 3.44% at the end of this reporting period. At 5.89%, the distribution yield at NAV for this Fund’s Class A shares was 245 basis points higher than the category average.

central bank to raise rates at some point this year,” assuming the labor market continues to advance.

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, in October 2014, the FOMC said it planned to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.89%

Dividend Yield with sales charge	5.61

Standardized Yield	5.51

Taxable Equivalent Yield	10.07

Last distribution (7/28/15)	$0.0510

Total distributions (8/1/14 to 7/31/15)	$0.6120

Endnotes for this discussion begin on page 18 of this report

3        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. According to a statement released November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after the February meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 with declines in energy prices and non-energy imports keeping inflation low.

In a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of July 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 4.53%, up 109 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.40% on July 31, 2015, up 18 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.37%, up 22 basis points from the July 2014 date.

Pennsylvania elected Tom Wolf as its new governor in November 2014, a result that signaled the electorate’s discontent with the economy and the leadership of the incumbent, Tom Corbett. Gov. Wolf promptly declined to take a salary and benefits.

4        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

He inherited the $29 billion fiscal 2015 budget that was passed in July 2014 and 2.2% larger than the fiscal 2014 budget. The new spending plan called for increased funding for education and early childhood development.

The 2016 budget, due on July 1, 2015, was passed by the legislature on time but vetoed by Gov. Wolf, who favors raising personal income and sales taxes, reducing property taxes and imposing a severance tax on Marcellus shale natural gas drilling. The Republican-crafted budget called for no tax rate changes and included proposals to privatize the state-run liquor stores and offer new state hires a 401(k)-style defined contribution plan, instead of a conventional defined-benefit pension plan. The governor is opposed to all such proposals. As of July 31, 2015, Pennsylvania did not have a signed budget for fiscal 2016.

The nation’s leading credit rating agencies have cited Pennsylvania’s pension headaches and budget imbalance in recent downgrades. Standard & Poor’s downgraded Pennsylvania’s general obligation (G.O.) debt three times this reporting period, bringing Pennsylvania’s rating to AA-minus by the end of the reporting period. Fitch Ratings also downgraded the G.O. debt to AA-minus, while Moody’s Investors Service downgraded the debt to Aa3.

During this reporting period, legislators agreed to limit how long a distressed municipality could be afforded protection under Act 47, a state-sponsored workout program established in 1987. In Harrisburg, a former Act 47 municipality, Mayor Eric Papenfuse signed a restructuring agreement in January 2015 for debt related to the Verizon Tower, a 12-story downtown building that was to be leased for use by more than 800 Department of General Services workers. The settlement was expected to reduce the city’s total debt service to about $18 million.

In April 2015 Gov. Wolf announced an investment of $130.7 million for 12 drinking water and wastewater projects across eight counties through the Pennsylvania Infrastructure Investment Authority (Pennvest).

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 290 securities as of July 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Pennsylvania Municipal Debt Funds category as of July 31, 2015, trailing only the

5        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

distribution yield of this Fund’s Y shares. At 5.89% on that date, it was 245 basis points higher than the category average, which was 3.44%. Additionally, for Pennsylvania residents in the top bracket for federal and state income taxes, a taxable investment with a July 2015 yield of less than 10.07% would not have delivered as much after-tax income as the Class A shares of this Fund. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 5.1 cents per share throughout this reporting period. In all, the Fund distributed 61.2 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 23.4% of the Fund’s total assets (24.0% of net assets) at the end of this reporting period. Bonds were issued in the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam and contributed positively to the Fund’s performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of July 31, 2015, 13.0% of the Fund’s total assets (13.3% of net assets) were invested in the higher education sector. The bonds we hold in this sector, some of which were issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Investments in this sector contributed positively to the Fund’s performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 12.8% of the Fund’s total assets (13.2% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

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The Rochester Portfolio Management Team

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a

7    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA
Director of Credit Research

Chris Weiler, CFA
Senior Credit Analyst

Bob Bertucci, CFA
Senior Credit Analyst

Angela Uttaro
Senior Credit Analyst

Matt Torpey, CFA
Senior Credit Analyst

René Vecka, CFA
Senior Credit Analyst

Jon Hagen, CFA
Senior Credit Analyst

Alen Kreso, CFA
Senior Credit Analyst

Chris Meteyer
Credit Analyst

Clara Sanguinetti
Credit Analyst

Chad Osterhout
Credit Analyst

8        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

$275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced earlier in the reporting period: On February 6, 2015, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court. On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, now set to expire September 15, 2015, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

We are encouraged by the government’s efforts to reduce spending and increase revenue. We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period. As a result, the Fund’s Puerto Rico holdings in aggregate had a negative impact on the Fund’s total return.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and

9        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Update (as of September 21, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight. For example, of the four Puerto Rico bond issuers that had payments due on August 3, 2015, three made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds – the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA) – met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds. We believe that the legal protections for the COFINA bonds and Puerto Rico’s general obligation (G.O.) debt are

10        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

strong, and many of our funds have overweight positions in these bonds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

Later in the month, on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a federal district court ruling, which had been affirmed on appeal, related to the Recovery Act: that the Act violated the U.S. Constitution and was invalid. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team remains ready to defend the terms of our investments’ bond indentures.

On September 1, 2015, just prior to the expiration of the forbearance agreement, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will face neither the risks and uncertainties related to any inefficiency in PREPA’s operations nor the costs that would mount should any future litigation be required. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

The forbearance agreement with bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire September 18, 2015, was extended on that date to October 1, 2015. However, PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve

11        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

some of the Commonwealth’s financial difficulties. Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, leading market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution.

Separately, it is noteworthy that PRASA, the water utility, had announced plans to issue $750 million in bonds. Originally slated for August 25, 2015, the offering has since been revised to provide greater bondholder protections and higher initial yields and, as of this writing, was listed as “day-to-day.” PRASA’s ability to cut expenses and reduce its debt service obligations helped the utility achieve stronger-than-expected results for fiscal year 2015 despite lower-than-expected revenue, according to results released in September.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ rights and best interests.

As of July 31, 2015, the Fund’s investments in the student housing sector represented 8.9% of the Fund’s total assets (9.1% of net assets). We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream. This sector contributed positively to the Fund’s performance this reporting period.

As of July 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 8.5% of total assets (8.7% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Based on market value at the end of this reporting period, the two bonds in this sector that were issued in Puerto Rico represented less than 1.5% of the sector’s holdings and contributed positively to the Fund’s performance, as did the sector as a whole.

The Fund’s holdings in municipal bonds issued by utilities represented 8.4% of total assets (8.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.4% of total assets (4.5% of net assets), sewer utilities with 2.1%

12        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

of total assets (2.1% of net assets), and water utilities with 1.9% of total assets (2.0% of net assets) as of July 31, 2015. Based on market value at the end of this reporting period, securities issued by PRASA represented about 45% of the Fund’s holdings in the sewer utilities sector and securities issued by PREPA represented about 70% of the electric utilities sector. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and all of the Fund’s utility sectors contributed positively to performance this reporting period. Investors should note that the Fund’s PRASA and PREPA holdings were among the positive contributors to the Fund’s total return.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 5.9% of total assets (6.1% of net assets) as of July 31, 2015. Within this sector the Fund holds bonds issued in various U.S. municipalities, including the Commonwealth of Puerto Rico and the Northern Mariana Islands. Investments in this sector detracted from the Fund’s overall performance this reporting period, driven in part by the performance of Puerto Rico’s G.O.s.

As of July 31, 2015, 5.8% of the Fund’s total assets (6.0% of net assets) were invested in the education sector. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state. Investments in this sector contributed positively to the Fund’s performance this reporting period.

The sales tax sector represented 3.9% of the Fund’s total assets (4.0% of net assets) as of July 31, 2015. All holdings in this sector were issued in Puerto Rico and the sector was a detractor to Fund performance this reporting period.

The Fund continued to be invested in the highways/commuter facilities sector this reporting period, which represented 3.4% of total assets (3.5% of net assets) as of July 31, 2015. The bonds in this sector, some of which were issued in Puerto Rico, are used to build and maintain roadways and highway amenities. This sector contributed positively to the Fund’s performance.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2015, contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in the tax increment financing (TIF), adult living facilities, marine/aviation, multifamily housing, municipal leases and non-profit organizations sectors.

Several of the Fund’s smallest sectors detracted from the Fund’s performance this reporting period, including the energy and equipment services sector and the government appropriations sector.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term

13        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

14        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	23.4%
Higher Education	13.0
Housing - Student	8.9
Hospital/Healthcare	8.5
General Obligation	5.9
Education	5.8
Electric Utilities	4.4
Sales Tax Revenue	3.9
Highways/Commuter Facilities	3.4
Tax Increment Financing (TIF)	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.3%	0.3%
AA	12.4	1.4	13.8
A	12.3	0.0	12.3
BBB	37.0	6.1	43.1
BB or lower	24.2	6.3	30.5
Total	85.9%	14.1%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/15

	Without Sales Charge	With Sales Charge
Class A	5.89%	5.61%
Class B	5.01	N/A
Class C	5.03	N/A
Class Y	6.05	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/15

Class A	5.51%
Class B	5.02
Class C	5.03
Class Y	5.92

TAXABLE EQUIVALENT YIELDS

As of 7/31/15

Class A	10.07%
Class B	9.18
Class C	9.20
Class Y	10.82

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	6.98%	5.08%	3.72%	5.66%
Class B (OPABX)	5/3/93	6.27	4.26	3.22	4.82
Class C (OPACX)	8/29/95	6.19	4.30	2.94	4.36
Class Y (OPAYX)	11/29/10	7.23	N/A	N/A	5.76

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	1.89%	4.07%	3.22%	5.46%
Class B (OPABX)	5/3/93	1.27	3.93	3.22	4.82
Class C (OPACX)	8/29/95	5.19	4.30	2.94	4.36
Class Y (OPAYX)	11/29/10	7.23	N/A	N/A	5.76

17        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.051 for the 35-day accrual period ended July 28, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 28, 2015; for the yield

18        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0434, $0.0435 and $0.0524, respectively, for the 35-day accrual period ended July 28, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category is based on 59 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top combined federal and Pennsylvania 2015 tax rate of 45.3%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

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Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2015	July 31, 2015	July 31, 2015
Class A	$1,000.00	$996.80	$4.66
Class B	1,000.00	994.00	8.39
Class C	1,000.00	994.00	8.39
Class Y	1,000.00	998.50	3.92

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.13	4.72
Class B	1,000.00	1,016.41	8.48
Class C	1,000.00	1,016.41	8.48
Class Y	1,000.00	1,020.88	3.97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.94%
Class B	1.69
Class C	1.69
Class Y	0.79

22        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2015

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.6%
Pennsylvania—71.6%
$ 1,125,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125%	05/01/2029	$1,124,684
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	80,497
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	178,395
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	39,094
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,290,150
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,464,279
1,000,000	Allegheny County, PA HEBA (Chatham University)	5.000	09/01/2035	1,059,220
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	17,482
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,175,380
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,716,850
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,953,388
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,428,357
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000	12/01/2028	10,002
1,200,000	Allegheny County, PA IDA (Propel Charter School- East)[1]	6.375	08/15/2035	1,297,884
1,000,000	Allegheny County, PA IDA (Propel Charter School- Montour)[1]	6.750	08/15/2035	1,097,000
1,500,000	Allegheny County, PA IDA (Propel Charter School- Sunrise)	6.000	07/15/2038	1,581,315
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,233,342
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,014,770
890,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	893,498
380,000	Allegheny County, PA IDA (School Facility Devel.)[1,2]	5.900	08/15/2026	405,608
15,435,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	15,608,798
1,650,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,714,399
25,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.250	01/15/2017	25,603
1,280,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,336,026
1,650,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,724,497
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[3]	5.500	11/01/2031	14,851,200
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,371,550
3,675,000	Bethlehem, PA Area School District[1]	5.000	08/01/2034	4,146,686
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,056,005

23        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$ 1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750%	01/01/2027	$1,016,100
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,777,653
710,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	717,121
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	3,046,899
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,394,500
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,098,884
30,000	Charleroi, PA Area School Authority	6.000	10/01/2017	30,145
2,000,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000	11/01/2041	2,338,220
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[3]	5.000	02/01/2041	24,424,124
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000	08/01/2035	1,057,020
1,000,000	Clairton, PA Municipal Authority	5.000	12/01/2037	1,067,550
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,335,924
1,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	1,388,561
3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2033	3,677,975
2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2029	2,583,163
2,240,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	2,625,347
260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	296,962
950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	960,269
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,614,775
6,385,000	Delaware County, PA Authority (Eastern University)	5.000	10/01/2027	6,860,810
3,965,000	Delaware County, PA Authority (Eastern University)	5.250	10/01/2032	4,280,812
100,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	100,435
650,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	653,666
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,304,188
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	311,979
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,113,950
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,327,612
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,220,771
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[3]	5.000	11/01/2038	18,877,037
4,120,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	4,296,130
2,750,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2047	2,876,912
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2035	1,310,387

24        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$ 1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000%		07/01/2030	$1,064,200
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	883,091
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,121,130
3,945,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000		07/01/2027	4,186,197
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)	5.000		05/01/2038	8,325,374
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,067,800
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,758,478
905,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.350		03/15/2028	979,029
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,228,990
370,000	Erie-Western PA Port Authority[1]	5.125		06/15/2016	370,507
3,265,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	3,444,183
550,000	Harrisburg, PA Authority[1]	5.000		07/15/2024	551,166
165,000	Harrisburg, PA Authority[1]	5.000		07/15/2023	165,373
50,000	Harrisburg, PA GO	9.614	[4]	09/15/2016	48,085
10,000	Harrisburg, PA GO	9.600	[4]	09/15/2015	9,960
40,000	Harrisburg, PA GO	9.600	[4]	03/15/2016	39,143
70,000	Harrisburg, PA GO	9.727	[4]	09/15/2015	69,718
335,000	Harrisburg, PA Water System[1]	5.000		07/15/2023	336,270
6,440,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	6,769,986
225,000	Jeanette, PA GO1	5.000		04/01/2018	225,810
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,428,986
12,565,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625		11/15/2037	12,675,572
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2023	3,583,440
1,807,494	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2018	1,809,537
2,747,774	Lehigh County, PA GPA (Kidspeace)[1]	0.000	[5]	02/01/2044	768,442
2,721,970	Lehigh County, PA GPA (Kidspeace)[6]	7.500		02/01/2044	27
3,606,455	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/KMAKNC/KNCONM / IRSch Obligated Group)[1]	7.500		02/01/2044	3,602,235
4,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000		05/15/2030	4,704,653
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,210,900
3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)	5.000		05/01/2032	4,083,184
11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125		07/01/2030	11,642,309
595,000	Millcreek, PA Richland Joint Authority[1]	5.250		08/01/2022	626,606

25        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$ 1,390,000	Millcreek, PA Richland Joint Authority[1]	5.500%	08/01/2037	$1,436,176
20,915,000	Montgomery County, PA IDA[3]	5.375	08/01/2038	24,901,282
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500	12/01/2025	347,481
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000	07/01/2031	3,045,442
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2027	1,571,340
15,111,360	Northampton County, PA IDA (Northampton Generating)[1,10]	5.000	12/31/2023	13,659,612
1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	1,056,062
1,525,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.500	02/15/2029	919,804
3,300,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	1,990,230
16,000,000	PA Commonwealth Financing Authority[3]	5.000	06/01/2032	17,986,400
39,737,908	PA EDFA (Bionol Clearfield)[7]	8.500	07/01/2015	1,721,446
255,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	255,089
35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	35,010
3,000,000	PA EDFA (Forum)	5.000	03/01/2029	3,348,360
2,000,000	PA EDFA (PA Bridges Finco)[1]	5.000	06/30/2042	2,097,760
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,330,900
2,950,000	PA EDFA (US Airways Group)[1]	8.000	05/01/2029	3,499,791
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	1,056,242
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,122
145,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1,2]	6.750	09/01/2020	145,403
3,115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	3,118,863
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	100,026
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2042	554,982
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2027	1,334,615
175,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	175,249
10,000	PA HEFA (Drexel University College of Medicine)[1]	5.000	05/01/2037	10,703
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,590,262
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,632,055
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,427,680
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,226,950
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,781,120
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	4,125,280
1,300,000	PA HEFA (Gwynedd Mercy College)	5.375	05/01/2042	1,399,944
750,000	PA HEFA (Indiana University Foundation)	5.000	07/01/2041	788,888
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,888,288
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,497,629

26        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$ 50,000	PA HEFA (Pennsylvania State University)	5.000%		03/01/2022	$50,200
250,000	PA HEFA (Philadelphia University)[1]	5.000		06/01/2035	252,405
1,400,000	PA HEFA (Shippensburg University Student Services)	5.000		10/01/2035	1,452,682
3,000,000	PA HEFA (Shippensburg University)[1]	6.000		10/01/2031	3,289,050
7,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	7,752,570
2,250,000	PA HEFA (St. Francis University)[1]	6.250		11/01/2041	2,503,688
1,750,000	PA HEFA (St. Francis University)[1]	6.000		11/01/2031	1,921,570
100,000	PA HEFA (Student Association)[1]	6.750		09/01/2023	100,130
4,515,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750		08/15/2041	5,269,321
3,050,000	PA HEFA (University of the Arts)[1]	5.625		03/15/2025	3,055,765
1,685,000	PA HEFA (University of the Arts)[1]	5.750		03/15/2030	1,687,763
60,000	PA HEFA (University of the Arts)[1]	5.500		03/15/2020	60,166
1,000,000	PA HEFA (Ursinus College)	5.000		01/01/2029	1,087,310
1,000,000	PA HEFA (Widener University)[1]	5.000		07/15/2038	1,073,070
500,000	PA HEFA (York College)[1]	5.250		11/01/2024	506,200
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000		10/01/2031	5,353,050
4,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2028	4,376,840
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2027	3,870,440
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2029	3,250,530
4,540,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2032	4,871,783
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	2,419,920
1,120,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,133,126
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	907,344
2,310,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,328,157
12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[3]	6.000		06/01/2029	14,543,760
3,680,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2026	4,170,986
4,000,000	PA Turnpike Commission[1]	0.000	[5]	12/01/2034	4,366,600
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2032	2,242,100
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2030	2,274,560
5,000,000	PA Turnpike Commission[1]	0.000	[5]	12/01/2034	5,346,500
10,000,000	PA Turnpike Commission[1]	0.000	[5]	12/01/2038	11,011,200
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,337,360
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,170,952
5,000,000	Philadelphia, PA Airport, Series A1	5.000		06/15/2037	5,182,400
50,000	Philadelphia, PA Airport, Series A1	5.000		06/15/2025	50,191
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	2,695,975

27        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$ 20,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750%	04/01/2023	$20,041
185,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875	04/01/2034	185,333
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	5.875	04/01/2032	473,747
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	6.250	04/01/2042	532,980
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750	11/15/2030	1,041,930
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375	11/15/2040	534,310
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375	06/15/2030	2,140,858
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625	06/15/2042	4,200,040
2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.150	12/15/2036	2,321,932
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.625	12/15/2041	1,124,110
1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)	6.625	12/15/2041	1,650,840
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,651,316
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125	01/01/2021	1,513,972
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000	06/15/2043	3,479,309
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750	06/15/2033	2,227,380
280,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	282,811
1,755,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,756,895
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	3,040,830
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	7,479,636
1,005,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	1,008,236
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	253,045
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,141,640
50,000	Philadelphia, PA Parking Authority	5.125	02/15/2018	50,206
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,072
5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.500	07/01/2035	5,005
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,501,500
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	1,001,290
110,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1,2]	5.450	02/01/2023	111,405

28        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$ 4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250%		10/01/2032	$4,106,273
2,285,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000		10/01/2023	2,288,953
50,000	Philadelphia, PA Redevel. Authority (Philadelphia Corp. for Aging)[1]	5.250		07/01/2031	50,128
45,000	Philadelphia, PA School District[1]	6.000		09/01/2038	51,846
5,000	Philadelphia, PA School District[1]	6.000		09/01/2038	5,761
3,335,000	Philadelphia, PA School District[1]	6.000		09/01/2038	3,730,131
30,000	Pittsburgh, PA Public Parking Authority[1]	5.000		12/01/2023	30,391
2,810,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130		01/20/2043	2,938,277
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625		06/01/2042	936,009
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875		06/01/2052	3,032,773
15,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000		11/01/2019	15,059
55,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000		11/01/2028	55,205
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)	5.000		11/01/2028	10,037
6,450,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500		01/01/2038	6,895,953
7,100,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450		07/01/2035	7,201,175
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2037	10,183,900
					586,021,911
U.S. Possessions—38.0%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	761,404
235,000	Guam Power Authority, Series A	5.000		10/01/2024	277,502
185,000	Guam Power Authority, Series A	5.000		10/01/2023	218,729
420,000	Guam Power Authority, Series A	5.000		10/01/2030	484,558
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	675,339
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	1,275,765
320,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	322,160
855,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	827,589
1,395,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,241,118
2,175,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	1,967,353
1,025,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,022,294
4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	3,372,660
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,041,170
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	576,372
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	709,269
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	2,075,700
69,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	69,640,125
379,890,000	Puerto Rico Children’s Trust Fund (TASC)	6.558	[4]	05/15/2050	30,527,960
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[4]	05/15/2055	3,681,520
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	31,906,520
52,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	52,854,972

29        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 3,000,000	Puerto Rico Commonwealth GO	5.750%		07/01/2041	$1,887,450
5,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	3,237,650
7,360,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	4,620,976
9,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	5,717,430
15,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	15,043
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	1,322,080
11,500,000	Puerto Rico Commonwealth GO	8.000		07/01/2035	8,008,255
790,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	512,489
2,500,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	1,572,475
3,000,000	Puerto Rico Commonwealth GO	5.125		07/01/2028	1,901,550
3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	1,739,880
3,325,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	1,929,730
4,920,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	2,854,633
1,760,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	1,021,205
5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	3,214,253
1,510,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	876,842
1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	833,620
3,505,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	2,033,636
3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2027	1,740,570
6,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025	5,647,140
1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2032	841,362
1,670,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	968,967
2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	1,418,662
725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000		07/01/2022	422,088
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	683,350
10,000	Puerto Rico Highway & Transportation Authority, Series A	5.000		07/01/2038	3,206
325,000	Puerto Rico Highway & Transportation Authority, Series H	5.000		07/01/2028	104,188
700,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2039	411,075
270,000	Puerto Rico Infrastructure	5.000		07/01/2041	69,447
1,750,000	Puerto Rico Infrastructure	6.400	[4]	07/01/2043	208,425
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	835,478
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	155,750
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	173,624
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,021,675
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	106,059
360,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	152,881
1,500,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	913,035
1,265,000	Puerto Rico Public Buildings Authority	6.000		07/01/2019	851,914
3,000,000	Puerto Rico Public Buildings Authority	5.750	[9]	07/01/2034	2,219,130
1,000,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	612,560
115,000	Puerto Rico Public Buildings Authority	6.250		07/01/2023	73,438
2,070,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	1,208,652
1,015,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	572,358
5,725,000	Puerto Rico Public Finance Corp., Series B7	5.500		08/01/2031	715,625
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	3,033,906
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[4]	08/01/2034	3,904,500

30        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)
$ 950,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500%		08/01/2042	$381,976
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	1,225,050
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	2,066,550
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	2,141,350
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	1,292,250
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[4]	08/01/2038	1,611,802
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	2,314,290
2,170,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	913,071
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	13,529,618
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	1,525,950
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	613,210
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[4]	05/15/2035	2,364,475
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[4]	05/15/2035	557,900
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[4]	05/15/2035	458,284
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[4]	05/15/2035	265,705
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,213,902
20,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	19,999
					311,323,723

Total Investments, at Value (Cost $1,016,588,343)—109.6%					897,345,634
Net Other Assets (Liabilities)—(9.6)					(78,688,984)
Net Assets—100.0%					$818,656,650

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. Interest or dividend is paid-in-kind, when applicable.

31        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
BSVHS	Baptist/St. Vincent’s Health System
DOCNHS	Daughters of Charity National Health Systems
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PPAM	Philadelphia Presbytery Apartments of Morrisville
RITES	Residual Interest Tax Exempt Security
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015

Assets
Investments, at value (cost $1,016,588,343)—see accompanying statement of investments	$897,345,634
Cash	625,559
Receivables and other assets:
Interest	11,245,971
Shares of beneficial interest sold	249,750
Investments sold on a when-issued or delayed delivery basis	196,072
Other	203,679
Total assets	909,866,665
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	69,805,000
Payable for borrowings (See Note 8)	18,800,000
Shares of beneficial interest redeemed	1,513,381
Dividends	688,647
Trustees’ compensation	148,975
Distribution and service plan fees	107,197
Shareholder communications	8,287
Interest expense on borrowings	3,587
Other	134,941
Total liabilities	91,210,015
Net Assets	$818,656,650

Composition of Net Assets
Paid-in capital	$1,049,264,044
Accumulated net investment income	12,265,975
Accumulated net realized loss on investments	(123,630,660)
Net unrealized depreciation on investments	(119,242,709)
Net Assets	$818,656,650

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $552,145,972 and 52,629,754 shares of beneficial interest outstanding)	$10.49
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.01
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,078,114 and 1,056,541 shares of beneficial interest outstanding)	$10.49
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $226,295,490 and 21,620,527 shares of beneficial interest outstanding)	$10.47
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $29,137,074 and 2,776,175 shares of beneficial interest outstanding)	$10.50

See accompanying Notes to Financial Statements.

33        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2015

Investment Income
Interest	$60,431,558
Expenses
Management fees	4,392,958
Distribution and service plan fees:
Class A	869,118
Class B	131,449
Class C	2,164,905
Transfer and shareholder servicing agent fees:
Class A	592,182
Class B	14,611
Class C	240,968
Class Y	30,533
Shareholder communications:
Class A	17,000
Class B	923
Class C	8,449
Class Y	983
Borrowing fees	934,963
Interest expense and fees on short-term floating rate notes issued (See Note 4)	624,116
Trustees’ compensation	13,411
Interest expense on borrowings	11,158
Custodian fees and expenses	4,836
Other	111,420
Total expenses	10,163,983
Net Investment Income	50,267,575
Realized and Unrealized Gain (Loss)
Net realized gain on investments	7,737,755
Net change in unrealized appreciation/depreciation on investments	(348,069)
Net Increase in Net Assets Resulting from Operations	$57,657,261

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$50,267,575	$59,299,359
Net realized gain (loss)	7,737,755	(6,473,581)
Net change in unrealized appreciation/depreciation	(348,069)	(20,998,208)
Net increase in net assets resulting from operations	57,657,261	31,827,570

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(33,610,451)	(36,896,556)
Class B	(717,638)	(1,058,123)
Class C	(11,894,471)	(13,216,533)
Class Y	(1,779,180)	(1,718,189)
	(48,001,740)	(52,889,401)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(41,348,855)	(136,470,700)
Class B	(6,005,142)	(9,126,545)
Class C	(12,518,925)	(61,970,892)
Class Y	2,584,679	(5,698,171)
	(57,288,243)	(213,266,308)

Net Assets
Total decrease	(47,632,722)	(234,328,139)
Beginning of period	866,289,372	1,100,617,511
End of period (including accumulated net investment income of $12,265,975 and $11,510,289, respectively)	$818,656,650	$866,289,372

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2015

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 57,657,261
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(113,324,618)
Proceeds from disposition of investment securities	188,974,870
Short-term investment securities, net	(6,365,888)
Premium amortization	1,635,592
Discount accretion	(12,602,159)
Net realized gain on investments	(7,737,755)
Net change in unrealized appreciation/depreciation on investments	348,069
Change in assets:
Decrease in other assets	349,613
Decrease in interest receivable	1,581,207
Decrease in receivable for securities sold	1,508,928
Change in liabilities:
Increase in other liabilities	47,872
Net cash provided by operating activities	112,072,992

Cash Flows from Financing Activities
Proceeds from borrowings	103,900,000
Payments on borrowings	(85,100,000)
Payments on short-term floating rate notes issued	(23,750,000)
Payment on bank overdraft	(1,084,250)
Proceeds from shares sold	96,330,804
Payments on shares redeemed	(194,334,670)
Cash distributions paid	(7,409,317)
Net cash used in financing activities	(111,447,433)
Net increase in cash	625,559
Cash, beginning balance	—
Cash, ending balance	$ 625,559

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $40,956,131.

Cash paid for interest on borrowings—$8,539.

Cash paid for interest on short-term floating rate notes issued—$624,116.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.38	$10.53	$11.47	$10.60	$10.96
Income (loss) from investment operations:
Net investment income[2]	0.63	0.67	0.61	0.63	0.69
Net realized and unrealized gain (loss)	0.09	(0.22)	(0.94)	0.90	(0.39)
Total from investment operations	0.72	0.45	(0.33)	1.53	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)	(0.60)	(0.61)	(0.66)	(0.66)
Net asset value, end of period	$10.49	$10.38	$10.53	$11.47	$10.60

Total Return, at Net Asset Value[3]	6.98%	4.57%	(3.13)%	14.84%	2.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$552,146	$586,870	$737,142	$795,924	$723,618
Average net assets (in thousands)	$589,000	$624,096	$812,430	$752,625	$760,121
Ratios to average net assets:[4]
Net investment income	5.93%	6.60%	5.32%	5.67%	6.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.76%	0.69%	0.70%	0.70%
Interest and fees from borrowings	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%
Total expenses	0.95%	1.03%	0.89%	0.98%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.03%	0.88%	0.97%	1.03%
Portfolio turnover rate	12%	6%	10%	15%	16%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.37	$10.52	$11.47	$10.59	$10.95
Income (loss) from investment operations:
Net investment income[2]	0.55	0.59	0.51	0.54	0.60
Net realized and unrealized gain (loss)	0.10	(0.22)	(0.95)	0.91	(0.38)
Total from investment operations	0.65	0.37	(0.44)	1.45	0.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.52)	(0.51)	(0.57)	(0.58)
Net asset value, end of period	$10.49	$10.37	$10.52	$11.47	$10.59

Total Return, at Net Asset Value[3]	6.27%	3.75%	(4.03)%	14.02%	2.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,078	$16,828	$26,479	$41,662	$48,569
Average net assets (in thousands)	$14,523	$20,693	$35,453	$44,543	$57,201
Ratios to average net assets:[4]
Net investment income	5.14%	5.82%	4.47%	4.86%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.56%	1.53%	1.54%	1.53%
Interest and fees from borrowings	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%
Total expenses	1.71%	1.83%	1.73%	1.82%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.83%	1.72%	1.81%	1.86%
Portfolio turnover rate	12%	6%	10%	15%	16%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class C	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.36	$10.51	$11.45	$10.58	$10.94
Income (loss) from investment operations:
Net investment income[2]	0.55	0.60	0.52	0.54	0.61
Net realized and unrealized gain (loss)	0.09	(0.22)	(0.94)	0.91	(0.39)
Total from investment operations	0.64	0.38	(0.42)	1.45	0.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.53)	(0.52)	(0.58)	(0.58)
Net asset value, end of period	$10.47	$10.36	$10.51	$11.45	$10.58

Total Return, at Net Asset Value[3]	6.19%	3.79%	(3.88)%	14.01%	2.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,296	$236,269	$304,243	$332,380	$277,553
Average net assets (in thousands)	$239,680	$255,808	$342,161	$302,122	$287,679
Ratios to average net assets:[4]
Net investment income	5.17%	5.84%	4.55%	4.89%	5.74%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.52%	1.46%	1.46%	1.46%
Interest and fees from borrowings	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%
Total expenses	1.70%	1.79%	1.66%	1.74%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.79%	1.65%	1.73%	1.79%
Portfolio turnover rate	12%	6%	10%	15%	16%
1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.38	$10.53	$11.48	$10.60	$10.68
Income (loss) from investment operations:
Net investment income[2]	0.65	0.69	0.62	0.64	0.44
Net realized and unrealized gain (loss)	0.10	(0.22)	(0.94)	0.92	(0.07)
Total from investment operations	0.75	0.47	(0.32)	1.56	0.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.62)	(0.63)	(0.68)	(0.45)
Net asset value, end of period	$10.50	$10.38	$10.53	$11.48	$10.60

Total Return, at Net Asset Value[3]	7.23%	4.72%	(3.08)%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,137	$26,322	$32,754	$28,701	$12,171
Average net assets (in thousands)	$30,378	$28,437	$34,321	$20,110	$4,849
Ratios to average net assets:[4]
Net investment income	6.07%	6.75%	5.46%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%	0.62%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.11%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%
Total expenses	0.80%	0.89%	0.75%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.89%	0.74%	0.83%	0.90%
Portfolio turnover rate	12%	6%	10%	15%	16%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015

1. Significant Accounting Policies

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

41        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

42        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$11,698,846	$—	$122,572,073	$118,992,049

1. At period end, the Fund had $122,572,073 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	29,479,192
Total	$122,572,073

2. During the reporting period, the Fund utilized $7,963,395 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,510,149	$1,510,149

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2015	Year Ended July 31, 2014
Distributions paid from:
Exempt-interest dividends	$47,486,075	$52,341,805
Ordinary income	515,665	547,596
Total	$48,001,740	$52,889,401

43        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$944,793,219 [1]

Gross unrealized appreciation	$53,000,387
Gross unrealized depreciation	(171,992,436)

Net unrealized depreciation	$(118,992,049)

1. The Federal tax cost of securities does not include cost of $71,544,464, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

44        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued

45        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

46        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$584,300,438	$1,721,473	$586,021,911
U.S. Possessions	—	311,323,723	—	311,323,723

Total Assets	$—	$895,624,161	$1,721,473	$897,345,634

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$(1,775,092)	$1,775,092

Total Assets	$(1,775,092)	$1,775,092

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for

47        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the

48        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying

49        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $47,860,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $115,583,803 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $69,805,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	17.304%	11/1/31	$5,101,200
7,980,000	Chester County, PA IDA (Water Facilities Authority) Tender Option Bond Series 2015- XF2128 Trust[3]	6.470	2/1/41	8,489,124
6,240,000	Delaware County, PA IDA Tender Option Bond Series 2015-XF2127 Trust[3]	11.851	11/1/38	6,412,037
6,970,000	Montgomery County, PA IDA RITES	12.834	8/1/38	10,956,282
8,000,000	PA Commonwealth Financing Authority Tender Option Bond Series 2015 XF-0026 Trust	7.986	6/1/32	9,986,400
3,230,000	PA Southcentral General Authority (Hanover Hospital) Tender Option Bond Series 2015- XF2131 Trust[3]	19.187	6/1/29	4,833,760

				$45,778,803

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

50        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $69,805,000 or 7.67% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$196,072

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

51        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Information concerning securities not accruing interest at period end is as follows:

Cost	$45,462,908
Market Value	$2,437,071
Market Value as % of Net Assets	0.30%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $19,895,448, representing 2.4% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	5,147,549	$55,004,856	5,689,720	$58,137,092
Dividends and/or distributions reinvested	2,662,938	28,399,350	3,029,465	30,890,536
Redeemed	(11,746,596)	(124,753,061)	(22,171,343)	(225,498,328)
Net decrease	(3,936,109)	$(41,348,855)	(13,452,158)	$(136,470,700)

Class B
Sold	24,857	$264,092	14,809	$150,764
Dividends and/or distributions reinvested	61,008	650,781	93,178	949,037
Redeemed	(652,191)	(6,920,015)	(1,001,669)	(10,226,346)
Net decrease	(566,326)	$(6,005,142)	(893,682)	$(9,126,545)

Class C
Sold	2,434,481	$25,934,993	2,157,744	$21,893,192
Dividends and/or distributions reinvested	968,498	10,307,580	1,112,153	11,317,055
Redeemed	(4,605,581)	(48,761,498)	(9,405,754)	(95,181,139)
Net decrease	(1,202,602)	$(12,518,925)	(6,135,857)	$(61,970,892)

52        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Sold	1,368,248	$14,592,950	1,210,804	$12,372,773
Dividends and/or distributions reinvested	149,763	1,598,420	143,946	1,467,996
Redeemed	(1,278,028)	(13,606,691)	(1,928,725)	(19,538,940)
Net increase (decrease)	239,983	$2,584,679	(573,975)	$(5,698,171)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$113,324,618	$188,974,870

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through November 30, 2014

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule Effective December 1, 2014

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.50% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

53        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,644
Accumulated Liability as of July 31, 2015	68,499

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

54        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2015	$161,433	$1,052	$31,848	$11,588

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the

55        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Borrowings and Other Financing (Continued)

difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1925% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.1925%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$5,754,247
Average Daily Interest Rate	0.180%
Fees Paid	$301,915
Interest Paid	$8,539

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

56        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$232,757

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the

57        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Pending Litigation (Continued)

court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

58        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Pennsylvania Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Pennsylvania Municipal Fund as of July 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2015

59        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.93% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

61        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943

Director and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

62        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on- line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

63        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non- profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010- 2011); Managing Director and Chief Operating Officer of Morgan Stanley

64        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC
(hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005);
Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005),
Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley:
Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial
Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).
Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund,
LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-
2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-
2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain
Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994- January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984- November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub- Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008

65        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October

66        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Arthur P. Steinmetz, Continued

2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001- June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

67        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

68        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

69        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

70        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Annual Report 7/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index

1-Year	4.59%	-0.37%	3.56%
5-Year	6.48	5.45	4.39
10-Year	0.98	0.49	4.57

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Amid low interest rates and coverage that we believe was often narrowly focused on the market’s challenges, Oppenheimer Rochester High Yield Municipal Fund delivered high levels of tax-free income in the 12 months ended July 31, 2015 and outperformed its benchmark, the Barclays Municipal Bond Index. The distribution yield of the Class A shares was 6.82% (without sales charge) and produced an annual total return of 4.59% (without sales charge), beating its benchmark by 103 basis points for the 12-month period ended July 31, 2015. During this reporting period, tax-free income provided 100% of the Fund’s total return.

MARKET OVERVIEW

Yields on high-grade municipal bonds rose during this reporting period as the market continued to anticipate changes to the Fed Funds target rate. Since October 2014, when the Federal Open Market Committee (FOMC) voted to end its program of purchasing mortgage-backed securities and long-term Treasuries in an effort to stimulate the economy (quantitative easing), speculation about the Fed’s plans often triggered movements in the equity and bond markets.

Near the end of this reporting period, Federal Reserve Chairman Janet Yellen told the U.S. Congress that improving economic conditions “would likely make it appropriate for the

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was 3.97% at the end of this reporting period. At 6.82%, the distribution yield at NAV for this Fund’s Class A shares was 285 basis points higher than the category average.

central bank to raise rates at some point this year,” assuming the labor market continues to advance.

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, in October 2014, the FOMC said it planned to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.82%

Dividend Yield with sales charge	6.50

Standardized Yield	6.52

Taxable Equivalent Yield	11.52

Last distribution (7/28/15)	$0.039

Total distributions (8/1/14 to 7/31/15)	$0.478

   Endnotes for this discussion begin on page 17 of this report

3      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. According to a statement released November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after the February meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 with declines in energy prices and non-energy imports keeping inflation low.

In a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of July 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 4.53%, up 109 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.40% on July 31, 2015, up 18 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.37%, up 22 basis points from the July 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their

4      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,080 securities as of July 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s High Yield Municipal Debt Funds category, trailing only the distribution yield of this Fund’s Y shares. At 6.82% on that date, it was 285 basis points higher than the category average, which was 3.97%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 11.52%, based on the Fund’s standardized yield as of July 31, 2015, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The persistence of low interest rates created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 4.1 cents per share at the outset of the reporting period, was reduced to 3.9 cents per share beginning with the January 2015 payout. In all, the Fund distributed 47.8 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 22.2% of the Fund’s total assets (22.3% of net assets) at the end of this reporting period. During this reporting period, the sector contributed positively to the Fund’s performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of July 31, 2015, the Fund remained invested in land development (or “dirt”) bonds, which consist of the Fund’s Special Assessment securities and the subset of the Fund’s Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 10.2% and 2.0% of the Fund’s total assets (10.3% and 2.0% of net assets), respectively.

5      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Overall, we believe that land development bonds have several appealing characteristics: The debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these bonds.

The Special Tax sector also includes a number of bonds that are not land development bonds but are backed instead by various taxes; these taxes have had consistently strong cash flows that must be used to cover the debt service obligations and have consistently done so. These bonds, all of which were issued in Puerto Rico, represented about 6% of this Fund’s Special Tax sector, based on market value at the end of this reporting period.

Both the Special Assessment and Special Tax sectors contributed positively to Fund performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 12.2% of the Fund’s total assets (12.2% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015.

6      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA

Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella,	Charlie Pulire, CFA	Elizabeth Mossow,
CFA	Senior Portfolio	CFA
Senior Portfolio	Manager	Associate Portfolio
Manager		Manager

Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced earlier in the reporting period: On February 6, 2015, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late

June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court. On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision.

The forbearance agreement that was reached in August 2014 between PREPA and many of

7      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

8      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, now set to expire September 15, 2015, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

We are encouraged by the government’s efforts to reduce spending and increase revenue. We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period. As a result, the Fund’s Puerto Rico holdings in aggregate had a negative impact on the Fund’s total return.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Update (as of September 21, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight. For example, of the four Puerto Rico bond issuers that had payments due on August 3, 2015, three made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000

9      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds – the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA) – met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds. We believe that the legal protections for the COFINA bonds and Puerto Rico’s general obligation (G.O.) debt are strong, and many of our funds have overweight positions in these bonds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

Later in the month, on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a federal district court ruling, which had been affirmed on appeal, related to the Recovery Act: that the Act violated the U.S. Constitution and was invalid. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team remains ready to defend the terms of our investments’ bond indentures.

On September 1, 2015, just prior to the expiration of the forbearance agreement, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

10      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will face neither the risks and uncertainties related to any inefficiency in PREPA’s operations nor the costs that would mount should any future litigation be required. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

The forbearance agreement with bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire September 18, 2015, was extended on that date to October 1, 2015. However, PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties. Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, leading market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution.

Separately, it is noteworthy that PRASA, the water utility, had announced plans to issue $750 million in bonds. Originally slated for August 25, 2015, the offering has since been revised to provide greater bondholder protections and higher initial yields and, as of this writing, was listed as “day-to-day.” PRASA’s ability to cut expenses and reduce its debt service obligations helped the utility achieve stronger-than-expected results for fiscal year 2015 despite lower-than-expected revenue, according to results released in September.

11      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ rights and best interests.

The Fund’s holdings in municipal bonds issued by utilities represented 8.9% of total assets (8.9% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.7% of total assets (5.7% of net assets), electric utilities with 2.2% of total assets (2.2% of net assets), water utilities with 0.9% of total assets (0.9% of net assets) and gas utilities with 0.1% of total assets (0.1% of net assets) as of July 31, 2015. Based on market value at the end of this reporting period, securities issued by PRASA represented about one-quarter of the Fund’s holdings in the sewer utilities sector and securities issued by PREPA represented about three-quarters of the electric utilities sector. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and all of the Fund’s utility sectors contributed positively to performance this reporting period. Investors should note that the Fund’s PRASA and PREPA holdings were among the positive contributors to the Fund’s total return.

The Fund remained invested in the adult living facilities sector, which represented 7.9% of total assets (8.0% of net assets) as of July 31, 2015. These bonds, which finance various projects at senior living centers, tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. This sector contributed positively to the Fund’s performance.

As of July 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 7.6% of total assets (7.7% of net assets), contributing positively to Fund performance. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Based on market value at the end of this reporting period, about 1.5% of the Fund’s holdings in this sector were issued in Puerto Rico.

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 6.2% of total assets (6.2% of net assets) as of July 31, 2015. Within this sector, the Fund holds bonds issued in various U.S. municipalities, including the Commonwealth of Puerto Rico and the Northern Mariana Islands. Investments in this sector detracted from the Fund’s overall performance this reporting period, driven in part by the performance of Puerto Rico’s G.O.s.

The Fund’s airline holdings represented 4.8% of total assets (4.8% of net assets) as of July 31, 2015. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral. The airline sector contributed positively to the Fund’s performance this reporting period.

12      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Tax increment financing (TIF) bonds constituted 4.1% of the Fund’s total assets (4.2% of net assets) on July 31, 2015, and contributed positively to this Fund’s performance. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

The sales tax revenue sector represented 3.8% of the Fund’s total assets (3.8% of net assets) as of July 31, 2015. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Based on market values as of July 31, 2015, more than 90% of the Fund’s holdings in this sector were issued in Puerto Rico, which caused the sector to detract from the Fund’s total return.

The Fund’s holdings in the municipal leases sector – representing 2.9% of total assets (2.9% of net assets) at the end of this reporting period also detracted from the Fund’s performance. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. Based on market value at the end of this reporting period, about 60% of the Fund’s holdings in the municipal leases sector were issued in Puerto Rico.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2015, contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in the higher education, multifamily housing, highways/commuter facilities and diversified financial services sectors, among others.

Several of the Fund’s smaller sectors detracted from the Fund’s performance this reporting period: These included municipal leases with 2.9% of total assets (2.9% of net assets), correctional facilities with 0.7% of total assets (0.7% of net assets), and casinos with 0.5% of total assets (0.5% of net assets). Based on market value at the end of this reporting period, about 60% of the Fund’s holdings in the municipal leases sector were issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market

13      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

14      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	22.2%

Special Assessment	10.2

Adult Living Facilities	7.9

Hospital/Healthcare	7.6

General Obligation	6.2

Sewer Utilities	5.7

Airlines	4.8

Tax Increment Financing (TIF)	4.1

Sales Tax Revenue	3.8

Municipal Leases	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	1.4%	0.3%	1.7%

AA	6.9	0.7	7.6

A	5.3	0.5	5.8

BBB	12.6	9.5	22.1

BB or lower	30.4	32.4	62.8

Total	56.6%	43.4%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

15      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/15

	Without Sales Charge	With Sales Charge
Class A	6.82%	6.50%

Class B	5.92	N/A

Class C	5.98	N/A

Class Y	7.00	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/15

Class A	6.52%

Class B	6.09

Class C	6.09

Class Y	7.00

TAXABLE EQUIVALENT YIELDS

As of 7/31/15

Class A	11.52%

Class B	10.76

Class C	10.76

Class Y	12.37

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	4.59%	6.48%	0.98%	4.25%

Class B (ORNBX)	10/1/93	3.79	5.63	0.49	4.04

Class C (ORNCX)	8/29/95	3.68	5.66	0.20	3.52

Class Y (ORNYX)	11/29/10	4.61	N/A	N/A	7.38

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	-0.37%	5.45%	0.49%	4.02%

Class B (ORNBX)	10/1/93	-1.11	5.32	0.49	4.04

Class C (ORNCX)	8/29/95	2.70	5.66	0.20	3.52

Class Y (ORNYX)	11/29/10	4.61	N/A	N/A	7.38

16      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 35-day accrual period ended July 28, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 28, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0340,

17      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

$0.0341 and $0.0400, respectively, for the 35-day accrual period ended July 28, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s High Yield Municipal Debt Funds category is based on 157 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top 2015 federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

18      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015

Class A	$1,000.00	$974.00	$4.76

Class B	1,000.00	970.40	8.44

Class C	1,000.00	968.90	8.43

Class Y	1,000.00	973.30	4.02

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.98	4.87

Class B	1,000.00	1,016.27	8.64

Class C	1,000.00	1,016.27	8.64

Class Y	1,000.00	1,020.73	4.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios

Class A	0.97%

Class B	1.72

Class C	1.72

Class Y	0.82

21      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2015

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—112.5%
Alabama—4.3%
$50,050,000	Jefferson County, AL Sewer	0.000%[1]		10/01/2050	$ 33,047,515
30,000,000	Jefferson County, AL Sewer	7.000		10/01/2051	36,141,900
30,000,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	20,129,100
21,895,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2039	14,781,533
20,045,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	13,729,823
11,500,000	Jefferson County, AL Sewer	5.500		10/01/2053	12,755,225
59,250,000	Jefferson County, AL Sewer	6.500		10/01/2053	68,480,557
17,500,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	11,870,775
					210,936,428

Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.120		08/01/2031	538,897
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875		12/01/2027	544,170
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	6.000		12/01/2036	164,900
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[4]	06/01/2046	942,442
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[4]	06/01/2046	587,418
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)	7.750		10/01/2041	11,918,232
					14,696,059

Arizona—1.7%
4,310,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,357,195
7,948,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[3]	6.375		01/01/2028	5,390,572
4,275,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[3]	8.500		01/01/2028	778,477
335,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125		07/15/2027	349,171
500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200		07/15/2032	520,275
305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450		07/15/2021	305,567
810,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625		07/15/2025	811,029
900,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800		07/15/2030	901,035
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900		07/15/2022	1,068,288
1,215,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.375		07/01/2022	1,240,551
3,984,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750		07/01/2032	4,021,330
394,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.000		07/01/2017	408,026
1,000,000	Glendale, AZ IDA (Midwestern University Foundation)	5.000		07/01/2033	1,033,140

22      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)	6.750%	10/01/2031	$1,000,840
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500	04/20/2041	747,346
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.250	07/01/2024	294,858
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.300	07/01/2030	645,218
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.250	07/01/2024	264,638
1,125,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	1,128,949
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	350,742
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	422,150
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,663,481
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,033,832
1,160,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,169,141
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,275,013
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,764,602
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	2,950,680
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	6,453,584
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,513,335
250,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2022	253,788
550,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	555,126
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,610,976
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,966,664
8,890,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	6.550	12/01/2037	9,047,175
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.600	12/01/2022	2,253,563
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.750	12/01/2032	11,268,831
890,000	Pinal County, AZ IDA (San Manuel Facility)	6.250	06/01/2026	908,583
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	793,620
1,500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	1,505,385
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	252,651
50,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	51,142
1,000,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,030,610
695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000	12/01/2032	751,448
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250	12/01/2042	1,680,169

23      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$85,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000%		01/01/2039	$85,656
1,800,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2027	2,005,074
610,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2033	669,072
675,000	Verrado, AZ Community Facilities District No. 1	5.700		07/15/2029	733,637

					83,286,235

Arkansas—0.1%
5,645,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3]	6.250		02/01/2038	3,372,887

California—14.3%
2,500,000	Adelanto, CA Public Utility Authority	6.750		07/01/2039	2,843,250
750,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	801,255
3,905,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250		09/01/2040	4,028,593
1,055,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2030	1,088,454
370,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2028	381,770
11,600,000	Anaheim, CA Public Financing Authority	5.000		05/01/2046	12,953,604
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.750		05/01/2034	100,092
210,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	6.200		05/01/2031	210,300
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)	7.375		09/01/2039	5,969,040
33,920,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	930,426
127,310,000	CA County Tobacco Securitization Agency	6.489	[4]	06/01/2046	9,053,014
107,400,000	CA County Tobacco Securitization Agency	6.619	[4]	06/01/2050	1,902,054
246,760,000	CA County Tobacco Securitization Agency	7.477	[4]	06/01/2055	1,589,134
8,415,000	CA County Tobacco Securitization Agency	8.150	[4]	06/01/2033	2,306,888
215,100,000	CA County Tobacco Securitization Agency	7.000	[4]	06/01/2055	2,118,735
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	14,023,710
36,000,000	CA County Tobacco Securitization Agency (TASC)	5.650	[1]	06/01/2041	32,128,920
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[4]	06/01/2046	2,572,410
58,530,000	CA County Tobacco Securitization Agency (TASC)	5.700	[1]	06/01/2046	51,920,792
15,015,000	CA County Tobacco Securitization Agency (TASC)	5.600	[1]	06/01/2036	13,792,028
5,000,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	4,999,600
7,285,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	7,284,490
1,080,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	1,072,883
2,630,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	2,629,816
520,920,000	CA County Tobacco Securitization Agency (TASC)	6.669	[4]	06/01/2050	29,848,716

24      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$255,000	CA County Tobacco Securitization Agency (TASC)	5.250%		06/01/2045	$205,992
4,625,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	4,624,630
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,459,896
1,180,000	CA GO5	5.050		12/01/2036	1,183,008
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	114,439,480
49,315,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	42,206,243
7,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	[1]	06/01/2037	5,735,030
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[4]	06/01/2047	9,431,600
22,400,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2033	18,785,088
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	34,795,004
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	11,517,577
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250		07/15/2050	2,024,959
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[5]	5.000		05/15/2040	10,834,400
750,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	972,473
380,000	CA Public Works	6.625		11/01/2034	382,136
43,890,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[4]	06/01/2056	391,060
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[4]	06/01/2041	3,618,708
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[4]	06/01/2036	16,037,757
13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[4]	06/01/2047	838,255
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[4]	06/01/2056	1,260,710
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,792,937
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,179,430
10,000	CA Statewide CDA (Escrow Term)	6.750		09/01/2037	10,017
2,019,578	CA Statewide CDA (Microgy Holdings)[3]	9.000		12/01/2038	20
8,015,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	7,900,626
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[4]	06/01/2055	4,631,202
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	4,514,639
965,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	964,923

25      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000%		05/01/2043	$99,991
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250		08/01/2033	3,105,725
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	12,205,230
165,000	Chino, CA Community Facilities District Special Tax	5.000		09/01/2026	167,322
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	1,616,976
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1	6.625		09/01/2040	846,092
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[4]	06/01/2047	2,836,000
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	8,270,000
377,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[4]	06/01/2057	3,184,812
310,000	Jurupa, CA Public Financing Authority	6.000		09/01/2030	320,819
350,000	Jurupa, CA Public Financing Authority	6.000		09/01/2031	362,215
400,000	Jurupa, CA Public Financing Authority	6.000		09/01/2028	413,960
500,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	517,450
350,000	Jurupa, CA Public Financing Authority	6.000		09/01/2029	362,215
1,280,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	1,282,074
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[1]	08/01/2042	2,371,948
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	1,675,700
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	35,054,150
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,554,150
9,930,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[6]	9.250		08/01/2024	9,985,707
200,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	200,208
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[4]	06/01/2045	2,907,493
25,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	20,628,750
45,000	Placer County, CA Improvement Bond Act 1915	6.500		09/02/2030	45,041
21,711,000	River Rock, CA Entertainment Authority[2]	8.000		11/01/2018	2,171,100
1,750,000	Riverside County, CA Redevel. Agency	7.125		10/01/2042	2,185,680
100,000	Sacramento County, CA Special Tax Community Facilities District No. 2004-1 (McClellan Park)	6.000		09/01/2031	99,484
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.625		09/01/2034	335,140
2,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	2,510,380
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	1,201,650
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	905,738

26      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750%		06/01/2026	$6,973,140
78,990,000	Silicon Valley CA Tobacco Securitization Authority	8.865	[4]	06/01/2047	4,902,909
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	2,668,442
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	828,566
10,000,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	8,200,700
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[4]	06/01/2046	4,525,490
1,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000		06/01/2037	841,100
12,115,000	Stockton, CA Unified School District	5.920	[4]	08/01/2038	4,599,581
14,735,000	Stockton, CA Unified School District	5.950	[4]	08/01/2041	4,868,886
17,145,000	Stockton, CA Unified School District	5.950	[4]	08/01/2043	5,204,193
6,245,000	Stockton, CA Unified School District	6.000	[4]	08/01/2037	2,475,643
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.875		06/01/2035	1,484,520
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)	6.000		06/01/2045	1,591,540
4,615,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)	6.000		09/01/2036	4,827,659
200,000	Upland, CA Community Facilities District (San Antonio)	6.100		09/01/2034	202,996
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500		09/01/2042	4,435,025
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27	7.000		09/01/2040	7,360,220

					706,701,584

Colorado—3.2%
960,000	CO Andonea Metropolitan District No. 2[2]	6.125		12/01/2025	548,467
2,380,000	CO Andonea Metropolitan District No. 3[2]	6.250		12/01/2035	1,337,013
1,000,000	CO Confluence Metropolitan District	5.400		12/01/2027	797,130
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250		12/01/2037	415,699
1,500,000	CO Crystal Crossing Metropolitan District[2]	6.000		12/01/2036	975,060
1,213,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	861,351
4,475,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500		12/01/2032	2,237,768
2,251,000	CO Elkhorn Ranch Metropolitan District[2]	6.375		12/01/2035	1,471,119
1,790,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	1,974,048
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[5]	5.000		01/01/2044	15,786,292
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300		07/01/2037	998,163
473,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	399,661
1,697,000	CO Huntington Trails Metropolitan District	8.250	[1]	12/01/2037	1,729,531
500,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	501,275
2,500,000	CO International Center Metropolitan District No. 3	6.500		12/01/2035	2,170,900
1,069,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	910,681
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,452,581

27      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$2,275,000	CO Neu Towne Metropolitan District[2]	7.250%		12/01/2034	$604,081
1,290,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	1,320,212
1,000,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	1,009,450
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[4]	12/15/2017	4,624,987
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,115,512
290,000	CO Potomac Farms Metropolitan District	7.625	[1]	12/01/2023	218,530
915,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	935,212
2,253,000	CO Regency Metropolitan District[2]	5.750		12/01/2036	1,785,548
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	334,580
1,720,000	CO Sorrell Ranch Metropolitan District[3]	6.750		12/15/2036	345,152
4,950,000	CO Sorrell Ranch Metropolitan District[2]	5.750		12/01/2036	3,975,296
2,500,000	CO STC Metropolitan District No. 2	6.000		12/01/2038	2,373,625
1,260,000	CO Stoneridge Metropolitan District	5.625		12/01/2036	1,274,465
8,000,000	CO Talon Pointe Metropolitan District[3]	8.000		12/01/2039	803,920
655,000	CO Todd Creek Farms Metropolitan District No. 1[3]	6.125		12/01/2019	419,239
4,390,000	CO Traditions Metropolitan District No. 2 CAB	8.500	[1]	12/15/2037	4,251,891
500,000	CO Wheatlands Metropolitan District	6.000		12/01/2025	500,595
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	3,630,320
892,000	CO Wyndham Hill Metropolitan District	6.375		12/01/2035	863,795
500,000	CO Wyndham Hill Metropolitan District	6.250		12/01/2025	491,305
3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,430,231
35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	36,633,289
31,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	32,733,789
2,065,000	Hawthorn, CO Metropolitan District No. 2	6.375		12/01/2044	2,074,354
740,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	807,836
295,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	304,620
685,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038	710,338
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[1]	12/15/2041	10,140,604
5,468,763	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	5,218,184

					157,497,699

Connecticut—0.1%
2,350,000	CT H&EFA (ECHNS/MMH/RGH/TACHC Obligated Group)	6.000		07/01/2025	2,398,598
470,000	Georgetown, CT Special Taxing District[3]	5.125		10/01/2036	185,847
10,719,181	Mashantucket Western Pequot Tribe CT	4.000		07/01/2031	749,271

					3,333,716

Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	1,300,182

28      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Delaware (Continued)
$7,438,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450%		07/01/2036	$5,685,682
					6,985,864

District of Columbia—2.0%
10,000,000	District of Columbia (Howard University)	6.250		10/01/2032	10,621,000
25,610,000	District of Columbia (Howard University)	6.500		10/01/2041	27,382,980
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,579,200
3,200,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	3,471,008
2,000,000	District of Columbia Center for Strategic & International Studies	6.625		03/01/2041	2,189,620
15,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	14,999
32,680,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	32,676,405
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[4]	06/15/2055	12,518,688
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[4]	06/15/2055	6,140,100

					100,594,000

Florida—11.1%
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2046	1,238,550
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2042	1,240,780
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2032	934,815
4,655,000	Amelia Concourse, FL Community Devel. District[3]	5.750		05/01/2038	3,497,767
115,000	Arborwood, FL Community Devel. District (Centex Homes)[6]	5.250		05/01/2016	114,399
13,820,000	Arlington Ridge, FL Community Devel. District[2]	5.500		05/01/2036	8,983,967
1,045,000	Avignon Villages, FL Community Devel. District[3]	5.300		05/01/2014	136,467
755,000	Avignon Villages, FL Community Devel. District[3]	5.400		05/01/2037	98,595
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	12,336,178
225,000	Bayshore, FL Hsg. Corp.[3]	8.000		12/01/2016	119,250
3,035,000	Baywinds, FL Community Devel. District[6]	7.020		05/01/2022	3,020,432
7,815,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	7,825,238
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000		10/01/2042	7,902,908
8,150,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.375		05/01/2034	8,153,097
5,355,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.500		05/01/2034	5,357,570
3,575,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	3,603,707
300,000	Broward County, FL HFA (Single Family)	5.000		10/01/2039	300,297
5,845,000	Buckeye Park, FL Community Devel. District[3]	7.875		05/01/2038	1,753,266

29      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$25,450,000	CFM, FL Community Devel. District, Series A3	6.250%	05/01/2035	$10,824,648
8,510,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	5,066,939
24,013,000	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	13,208,831
1,690,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	676,118
1,255,000	Crosscreek, FL Community Devel. District[3]	5.600	05/01/2039	535,621
2,625,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	1,119,247
55,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	55,057
45,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650	09/01/2017	45,135
1,100,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	1,100,176
7,745,000	Deer Run, FL Community Devel. District Special Assessment[3]	7.625	05/01/2039	4,569,937
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,164,078
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	1,343,802
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	2,500,375
50,000	FL HFA (Spinnaker Cove Apartments)	6.500	07/01/2036	50,127
95,000	FL HFA (Stoddert Arms Apartments)	6.250	09/01/2026	95,116
4,660,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	4,438,417
30,000	FL HFC (Westwood Apartments)	5.400	02/01/2039	30,025
3,400,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	2,851,444
1,315,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	1,315,355
1,953,132	Forest Creek, FL Community Devel. District[6]	5.450	05/01/2036	1,953,132
7,660,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	1,569,534
3,065,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	2,937,404
1,850,000	Harbor Bay, FL Community Devel. District	6.750	05/01/2034	1,856,826
16,240,000	Heritage Harbour North, FL Community Devel. District	6.375	05/01/2038	17,034,136
3,480,000	Heritage Plantation, FL Community Devel. District[3]	5.400	05/01/2037	1,044,209
1,910,000	Heritage Plantation, FL Community Devel. District[3]	5.100	11/01/2013	573,115
845,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A3	5.500	05/01/2036	335,795
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,531,950
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	14,218,133
4,720,000	Highlands, FL Community Devel. District	5.550	05/01/2036	3,467,312
5,480,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	3,312,660
1,425,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	569,943
2,000,000	Lakeside Landings, FL Devel. District[3]	5.250	05/01/2013	799,940
8,115,000	Lakewood Ranch, FL Stewardship District	5.500	05/01/2036	7,995,791
15,360,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400	05/01/2037	15,380,890

30      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$3,800,000	Legends Bay, FL Community Devel. District	5.875%	05/01/2038	$3,711,574
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	99,988
1,275,000	Liberty County, FL Revenue (Twin Oaks)[3]	8.250	07/01/2028	190,867
1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	759,849
5,360,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	1,340,322
5,000,000	Magnolia Creek, FL Community Devel. District[3]	5.600	05/01/2014	1,250,300
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	2,244,196
2,600,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,622,464
975,000	Miami-Dade County, FL HFA (Homeownership Mtg.)	5.450	10/01/2038	973,771
4,000,000	Miami-Dade County, FL School Board	5.000	05/01/2031	4,573,560
5,455,000	Miami-Dade County, FL School Board	5.000	05/01/2032	6,140,093
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	54,725,500
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	10,833,700
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	10,750,800
5,525,000	Montecito, FL Community Devel. District[2]	5.500	05/01/2037	3,593,349
12,430,000	Montecito, FL Community Devel. District[3]	5.100	05/01/2013	8,084,348
580,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	477,108
10,340,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,593,330
4,345,000	Naturewalk, FL Community Devel. District[2]	5.500	05/01/2038	2,389,924
3,640,000	Naturewalk, FL Community Devel. District[2]	5.300	05/01/2016	2,002,146
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	770,392
5,000	Orange County, FL HFA (Park Avenue Villas)	5.250	09/01/2031	5,005
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	1,125,075
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)	7.500	06/01/2049	3,451,380
12,555,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	10,553,733
6,105,000	Palm Glades, FL Community Devel. District Special Assessment	7.125	05/01/2039	6,242,851
1,850,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	729,085
1,565,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	617,721
1,495,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	1,422,328
5,715,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,985,423
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	7.125	09/15/2041	2,463,953
4,500,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	4,500,315
1,805,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	1,839,512
625,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	594,300
9,900,000	Portico, FL Community Devel. District	5.450	05/01/2037	8,424,207

31      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500%		05/01/2038	$1,352,310
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3]	5.600		05/01/2036	1,182,004
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400		05/01/2038	767,885
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200		05/01/2017	392,470
2,470,000	Portofino Vista, FL Community Devel. District[3]	5.000		05/01/2013	1,111,549
2,495,000	Quarry, FL Community Devel. District	5.500		05/01/2036	2,485,594
420,000	Renaissance Commons, FL Community Devel. District, Series A	5.600		05/01/2036	364,757
3,420,000	Reunion East, FL Community Devel. District[2]	5.800		05/01/2036	34
1,645,000	Reunion East, FL Community Devel. District	6.600		05/01/2033	1,620,144
3,780,000	Reunion East, FL Community Devel. District	6.600		05/01/2036	3,731,200
1,425,000	Reunion East, FL Community Devel. District[2]	7.375		05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	69,174
8,170,000	River Bend, FL Community Devel. District	5.450		05/01/2035	6,584,938
2,365,000	River Bend, FL Community Devel. District[3]	7.125		11/01/2015	304,352
7,890,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450		05/01/2038	3,147,400
172,164	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	109,959
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500		07/01/2040	2,058,671
4,185,000	Seminole County, FL IDA (Progressive Health)	7.500		03/01/2035	4,229,780
8,750,000	South Bay, FL Community Devel. District[2]	0.000	[1]	05/01/2036	6,782,213
3,240,000	South Bay, FL Community Devel. District[2]	0.000	[1]	05/01/2025	2,527,556
5,110,000	South Bay, FL Community Devel. District[3]	5.950		05/01/2036	1,277,653
7,620,000	South Bay, FL Community Devel. District	5.950		05/01/2036	7,575,042
7,035,000	South Bay, FL Community Devel. District	5.125		05/01/2020	6,472,974
3,900,000	South Fork East, FL Community Devel. District	6.500	[1]	05/01/2038	3,799,731
1,005,000	South Fork, FL Community Devel. District Special Assessment	6.150		05/01/2033	1,008,739
2,325,000	St. Johns County, FL IDA (Glenmoor)[3]	1.344	[7]	01/01/2049	809,705
860,333	St. Johns County, FL IDA (Glenmoor)[2]	2.500		01/01/2049	9
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000		08/01/2045	3,890,565
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	5.875		08/01/2040	3,865,610
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	873,150
2,485,000	St. John’s Forest, FL Community Devel. District, Series A	6.125		05/01/2034	2,486,541
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375		07/01/2036	1,001,150
795,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750		07/01/2046	802,759
19,075,000	Tern Bay, FL Community Devel. District[3]	5.375		05/01/2037	4,655,063
16,765,000	Tern Bay, FL Community Devel. District[3]	5.000		05/01/2015	4,088,648
2,475,000	Town Center, FL at Palm Coast Community Devel. District	6.000		05/01/2036	2,340,187
4,950,000	Treeline, FL Preservation Community Devel. District[2]	6.800		05/01/2039	1,981,040

32      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$635,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250%		05/01/2037	$583,279
8,000,000	Verandah East, FL Community Devel. District	5.400		05/01/2037	8,014,080
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550		05/01/2039	695,940
8,340,000	Villages of Westport, FL Community Devel. District[3,8]	5.700		05/01/2035	5,379,717
1,955,000	Villages of Westport, FL Community Devel. District[3,8]	5.400		05/01/2020	1,261,073
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500		05/01/2037	986,073
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125		05/01/2013	1,292,130
3,190,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125		10/01/2025	216,888
6,805,000	Waters Edge, FL Community Devel. District	0.000	[1]	05/01/2039	5,696,261
136,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	136,286
14,800,000	Waterstone, FL Community Devel. District[3]	5.500		05/01/2018	5,872,936
18,550,000	West Villages, FL Improvement District[3]	5.800		05/01/2036	11,131,299
1,215,000	West Villages, FL Improvement District[3]	5.350		05/01/2015	729,085
19,100,000	West Villages, FL Improvement District	5.500		05/01/2038	18,757,919
14,925,000	Westridge, FL Community Devel. District[3]	5.800		05/01/2037	5,624,337
11,210,000	Westside, FL Community Devel. District[2]	5.650		05/01/2037	5,610,605
16,790,000	Westside, FL Community Devel. District[3]	7.200		05/01/2038	8,479,622
7,420,000	Wyld Palms, FL Community Devel. District[3]	5.400		05/01/2015	1,855,445
4,340,000	Wyld Palms, FL Community Devel. District[3]	5.500		05/01/2038	1,085,260
2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625		05/01/2037	1,050,943
3,830,000	Zephyr Ridge, FL Community Devel. District[3]	5.250		05/01/2013	1,508,254

					547,988,972

Georgia—1.5%
725,000	Atlanta, GA Tax Allocation (Beltline)	7.500		01/01/2031	842,725
4,100,000	Atlanta, GA Tax Allocation (Beltline)	7.500		01/01/2031	4,765,758
350,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	350,861
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	6.250		11/01/2043	6,374,894
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	6.000		11/01/2032	827,986
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	5.750		11/01/2025	860,986
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000		06/15/2029	34,861,839
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250		06/15/2037	14,987,518
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.252	[4]	06/01/2024	1,341,832
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000	[1]	06/01/2049	4,977,245
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.751	[4]	06/01/2034	1,132,463

33      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Georgia (Continued)
$2,000,000	Marietta, GA Devel. Authority (University Facilities)	7.000%	06/15/2039	$2,098,940

				73,423,047

Hawaii—0.1%
405,000	HI Dept. of Transportation (Continental Airlines)	5.625	11/15/2027	405,413
275,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375	07/01/2032	275,558
2,290,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.300	07/01/2022	2,296,160

				2,977,131

Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.350	01/01/2025	5,007
1,500,000	Nampa, ID Local Improvement District No. 148[6]	6.625	09/01/2030	1,532,430

				1,537,437

Illinois—7.4%
600,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	598,308
30,685,000	Caseyville, IL Tax (Forest Lakes)[2]	7.000	12/30/2022	1,429,614
1,100,000	Chicago, IL Board of Education	5.000	12/01/2042	925,859
32,500,000	Chicago, IL GO5	5.250	01/01/2033	31,313,425
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)	6.125	02/20/2042	35,052
10,000	Chicago, IL O’Hare International Airport (General Airport)	5.250	01/01/2034	10,034
10,032,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	2,006,801
1,120,000	Country Club Hills, IL GO	5.000	12/01/2030	1,134,314
1,175,000	Country Club Hills, IL GO	5.000	12/01/2031	1,191,567
2,425,000	Country Club Hills, IL GO	5.000	12/01/2032	2,455,434
965,000	Country Club Hills, IL GO	5.000	12/01/2027	979,465
915,000	Country Club Hills, IL GO	5.000	12/01/2026	930,958
1,060,000	Country Club Hills, IL GO	5.000	12/01/2029	1,074,713
1,010,000	Country Club Hills, IL GO	5.000	12/01/2028	1,024,473
653,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	10/01/2042	618,685
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	1,004,020
1,585,000	Franklin Park, IL GO	6.250	07/01/2030	1,915,789
2,380,519	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	2,012,634
1,800,000	Harvey, IL GO	5.625	12/01/2032	1,449,324
6,165,000	Harvey, IL GO	5.500	12/01/2027	5,043,278
10,575,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)	6.500	12/01/2037	10,853,969
685,000	IL Finance Authority (Advocate Health Care)	5.375	04/01/2044	749,787
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	12,040,380
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500	04/01/2044	22,044,600
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	45,069,326
3,195,000	IL Finance Authority (Bethel Terrace Apartments)	5.375	09/01/2035	3,196,086

34      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625%	07/01/2027	$121,881
13,000,000	IL Finance Authority (CDHS/CDHA Obligated Group)	5.750	11/01/2039	14,999,270
5,000,000	IL Finance Authority (CDHS/CDHA)[5]	5.375	11/01/2039	5,664,450
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	14,273,625
5,625,000	IL Finance Authority (DeKalb Supportive Living)	6.100	12/01/2041	5,674,050
2,250,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2027	2,338,357
2,030,000	IL Finance Authority (Friendship Village Schaumburg)	5.625	02/15/2037	2,030,183
1,000,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	1,089,580
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	862,563
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,514,430
28,035,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	33,980,102
575,000	IL Finance Authority (Rogers Park Montessori School)	6.000	02/01/2034	596,286
1,310,000	IL Finance Authority (Rogers Park Montessori School)	6.125	02/01/2045	1,344,440
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)	7.250	11/01/2030	1,303,716
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,262,667
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,569,582
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,708,530
2,850,000	IL Finance Authority (Uno Charter School Network)	7.125	10/01/2041	3,209,784
8,700,000	IL Health Facilities Authority	6.900	11/15/2033	6,941,730
7,140,000	Lake County, IL Special Service Area No. 8[3]	7.125	03/01/2037	3,565,930
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	7.125	01/01/2036	6,537,983
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	720,680
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	5.750	03/01/2022	531,502
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[3]	5.750	03/01/2022	347,759
3,500,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	2,074,485
4,520,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)	6.000	12/01/2041	4,541,199
5,715,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[6]	6.375	08/01/2040	4,493,762
162	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250	10/15/2024	172
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,545,850
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,357,770
12,710,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	10,668,647

35      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$4,925,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625%		11/01/2026	$4,545,824
13,165,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250		12/01/2019	13,454,103
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500		12/01/2032	13,183,968
7,890,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)	6.100		12/01/2041	7,958,801
3,025,000	Vernon Hills, IL Tax Increment (Town Center)	6.250		12/30/2026	3,079,632
2,990,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750		03/01/2036	3,079,431
5,391,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450		03/01/2034	5,393,642
1,900,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)	7.000		12/01/2042	1,985,956
6,225,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875		03/01/2036	6,321,861

					363,982,078

Indiana—1.0%
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	9.000		12/01/2045	779,726
955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	8.000		12/01/2045	651,549
4,300,000	Carmel, IN Redevel. District COP	6.500		07/15/2035	4,698,481
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375		08/01/2029	5,817,423
1,000,000	Hammond, IN Local Public Improvement District	6.750		08/15/2035	1,002,720
600,000	Hammond, IN Local Public Improvement District	6.500		08/15/2030	601,530
2,850,000	IN Finance Authority (BHI Senior Living)	5.750		11/15/2041	3,074,580
1,675,000	IN Finance Authority (BHI Senior Living)	5.500		11/15/2031	1,802,283
11,505,000	IN Finance Authority (Marian University)	6.375		09/15/2041	12,650,668
925,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000		07/01/2039	944,416
7,790,633	North Manchester, IN Economic Devel. (Peabody Retirement Community)[2]	1.000		12/01/2045	153,397
9,119,085	North Manchester, IN Economic Devel. (Peabody Retirement Community)	6.050	[7]	12/01/2045	5,700,522
6,145,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500		07/01/2022	6,713,904
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	5.550		05/15/2019	230,453
4,380,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250		01/01/2024	3,896,930

					48,718,582

Iowa—0.9%
940,000	IA Finance Authority (Amity Fellowserve)	6.375		10/01/2026	946,157
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500		10/01/2036	2,202,001
690,000	IA Finance Authority (Amity Fellowserve)	6.000		10/01/2028	689,310
130,000	IA Finance Authority (Amity Fellowserve)	5.900		10/01/2016	131,101

36      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Iowa (Continued)
$1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900%		12/01/2028	$382,568
970,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375		06/01/2025	890,499
360,990,000	IA Tobacco Settlement Authority	7.125	[4]	06/01/2046	8,732,348
25,230,000	IA Tobacco Settlement Authority	5.500		06/01/2042	22,086,847
10,000,000	IA Tobacco Settlement Authority (TASC)	5.625		06/01/2046	8,780,400

					44,841,231

Kansas—0.0%
675,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)	7.950		10/15/2035	675,729
15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)	6.000		11/15/2038	15,132
3,782,108	Olathe, KS Tax Increment (Gateway)[2]	5.000		03/01/2026	1,513,108

					2,203,969

Kentucky—0.4%
2,075,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750		03/01/2029	2,078,465
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375		08/15/2024	15,370,880
1,000,000	KY EDFA (Masonic Home Independent Living II)	7.375		05/15/2046	1,133,780
1,250,000	KY EDFA (Masonic Home Independent Living II)	7.250		05/15/2041	1,411,813

					19,994,938

Louisiana—0.4%
1,200,000	Juban Park, LA Community Devel. District Special Assessment[3]	5.150		10/01/2014	241,404
11,415,000	LA HFA (La Chateau)	7.250		09/01/2039	12,453,537
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375		10/01/2028	2,112,073
555,000	LA Public Facilities Authority (Progressive Healthcare)[3]	6.375		10/01/2020	219,103
7,400,000	Lakeshore Villages, LA Master Community Devel. District[2]	5.250		07/01/2017	2,591,258

					17,617,375

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750		07/01/2041	2,271,360
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,819,488
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,314,796

					19,405,644

Maryland—0.0%
2,250,000	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[3]	0.000	[4]	01/01/2037	675,113

Massachusetts—1.4%
6,905,000	MA Devel. Finance Agency (Lasell College)	6.000		07/01/2041	7,749,550
321,825	MA Devel. Finance Agency (Linden Ponds)	5.500		11/15/2046	275,936
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965	[4]	11/15/2056	9,396

37      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Massachusetts (Continued)
$2,057,748	MA Devel. Finance Agency (Linden Ponds)	6.250%		11/15/2039	$1,975,705
6,062,305	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2046	5,797,625
685,000	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2018	683,212
210,443	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	3.184	[4]	02/15/2043	10,474
365,340	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	0.000	[1]	02/15/2043	18,183
318,761	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	6.000		02/15/2043	15,865
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200		11/01/2041	979,160
11,710,000	MA Educational Financing Authority, Series H5	6.350		01/01/2030	12,876,952
9,980,000	MA HFA, Series A5	5.300		06/01/2049	10,140,163
8,015,000	MA HFA, Series C5	5.400		12/01/2049	8,109,634
17,790,000	MA HFA, Series C5	5.350		12/01/2042	18,409,270
220,000	MA Industrial Finance Agency (Cambridge Friends School)	5.800		09/01/2028	220,141
50,000	MA Port Authority (Delta Air Lines)	5.000		01/01/2027	50,154

					67,321,420

Michigan—3.1%
4,140,000	Charyl Stockwell Academy, MI Public School Academy	5.750		10/01/2045	3,913,625
2,740,000	Charyl Stockwell Academy, MI Public School Academy	5.500		10/01/2035	2,608,398
10,100,000	Detroit, MI City School District[5]	6.000		05/01/2029	12,090,306
906,750	Detroit, MI GO	5.000		04/01/2021	903,377
350,300	Detroit, MI GO	5.250		04/01/2020	350,345
54,250	Detroit, MI GO	5.250		04/01/2017	54,337
206,150	Detroit, MI GO	5.250		04/01/2022	200,881
250,000	Detroit, MI GO	5.250		11/01/2035	267,827
803,643	Detroit, MI GO	5.000		04/01/2020	790,962
155,000	Detroit, MI GO	5.250		04/01/2020	154,135
15,500	Detroit, MI GO	5.250		04/01/2023	15,448
342,550	Detroit, MI GO	5.250		04/01/2021	342,564
2,150,000	Detroit, MI Local Devel. Finance Authority	6.700		05/01/2021	2,150,967
1,355,000	Detroit, MI Local Devel. Finance Authority	6.850		05/01/2021	1,355,881
20,000	Detroit, MI Water Supply System	5.000		07/01/2034	20,065
200,000	Detroit, MI Water Supply System	5.000		07/01/2034	200,654
425,000	Macomb, MI Public Academy	6.750		05/01/2037	428,149
4,943,250	MI Finance Authority (City of Detroit)	5.000		04/01/2021	4,924,861
1,123,850	MI Finance Authority (City of Detroit)	5.250		04/01/2022	1,108,566
295,750	MI Finance Authority (City of Detroit)	5.250		04/01/2017	296,226
1,909,700	MI Finance Authority (City of Detroit)	5.250		04/01/2020	1,909,948
845,000	MI Finance Authority (City of Detroit)	5.250		04/01/2020	842,482
1,867,450	MI Finance Authority (City of Detroit)	5.250		04/01/2021	1,861,624
84,500	MI Finance Authority (City of Detroit)	5.250		04/01/2023	84,214
1,400,000	MI Finance Authority (Old Redford Public School Academy)	5.900		12/01/2030	1,407,868
2,590,000	MI Hospital Finance Authority (Oakwood Obligated Group)	5.000		07/15/2037	2,808,311

38      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$840,000	MI Public Educational Facilities Authority (American Montessori)	6.500%		12/01/2037	$853,306
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000		12/01/2035	1,400,140
1,248,750	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	1,283,678
3,150,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	3,104,923
344,990,000	MI Tobacco Settlement Finance Authority	7.305	[4]	06/01/2052	6,675,556
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[4]	06/01/2058	13,628,047
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,459,835
52,930,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2029	53,576,193
10,000,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2034	10,122,595
5,223,000	Wayne County, MI GO6	2.187	[7]	12/01/2016	5,164,816
13,925,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	13,956,192

					152,317,302

Minnesota—0.7%
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,140,357
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,261,620
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,395,862
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500		04/01/2042	5,130,458
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400		04/01/2028	721,773
1,000,000	Minneapolis, MN Senior Hsg. & Healthcare Revenue	5.250		11/01/2045	1,004,020
975,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700		02/01/2029	954,895
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500		02/01/2022	496,515
2,100,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.450		07/01/2041	2,100,252
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375		08/01/2021	846,974
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625		02/01/2031	803,351
1,585,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000		09/15/2037	1,586,046
1,694,956	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)	5.630		10/01/2033	1,726,295
2,705,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250		03/01/2029	2,734,403
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	5.750		09/01/2026	404,980
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	6.000		09/01/2036	658,210

39      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500%	09/01/2043	$2,396,094
600,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	604,980
466,906	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[3]	8.000	12/01/2027	140,016
725,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)	6.000	02/01/2019	671,002

				32,778,103

Mississippi—0.2%
2,395,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	2,657,324
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	2,524,085
1,755,000	Ridgeland, MS Tax Increment (Colony Park)	5.375	10/01/2028	1,864,143
1,395,000	Ridgeland, MS Tax Increment (Colony Park)	5.250	10/01/2027	1,476,747
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500	10/01/2042	2,298,385

				10,820,684

Missouri—1.5%
400,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	411,872
250,000	Belton, MO Tax Increment (Belton Town Center)	5.500	03/01/2020	257,240
730,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2022	440,102
750,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	451,815
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	303,555
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2016	308,505
4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750	06/01/2026	1,225,147
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,509,303
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,009,880
1,050,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,050,462
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,469,778
21,700,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	21,972,335
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	451,993
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	2,230,946
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	979,411
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000	11/01/2023	1,250,462
1,219,000	Kansas City, MO IDA (West Paseo)	6.750	07/01/2036	1,220,938
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	1,412,264
750,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	727,357
1,200,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	1,191,096
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000	05/01/2042	2,898,504
2,310,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	2,358,672
3,020,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000	05/01/2026	1,409,404
3,825,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000	05/01/2036	1,546,906

40      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$220,000	MO Grindstone Plaza Transportation Devel. District	5.250%		10/01/2021	$212,672
400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	370,800
115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	99,932
709,000	Northwoods, MO Transportation Devel. District[6]	5.850		02/01/2031	650,160
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[3]	8.000		04/27/2033	1,592,283
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	1,557,215
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,320,025
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000		08/21/2026	790,210
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300		04/01/2027	1,472,812
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[3]	5.500		01/20/2028	1,028,250
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	1,908,914
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	699,636
975,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750		04/01/2027	297,424
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700		04/01/2022	568,918
595,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500		10/01/2029	646,426

					75,303,624

Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	6.250	[1]	09/01/2031	4,429,943
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.125		05/15/2036	1,679,552
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	1,150,076

					7,259,571

Nebraska—0.7%
865,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625		12/01/2021	840,797
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750		11/01/2048	22,973,160
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,293,848
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750		10/01/2020	7,001,830

					33,109,635

Nevada—0.3%
770,000	Clark County, NV Improvement District	5.050		02/01/2031	739,369

41      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Nevada (Continued)
$1,000,000	Clark County, NV Improvement District	5.000%		02/01/2026	$977,650
8,000,000	Las Vegas, NV Valley Water District	5.000		06/01/2039	8,981,920
400,000	Mesquite, NV Special Improvement District (Canyon Creek)[6]	5.500		08/01/2025	354,724
110,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.400		08/01/2020	105,424
1,590,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[6]	6.150		08/01/2037	1,613,612

					12,772,699

New Hampshire—0.1%
1,445,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	1,544,517
4,620,000	NH H&EFA (Franklin Pierce College)	6.050		10/01/2034	4,279,275
515,000	NH HE&HFA (Franklin Pierce College)	5.300		10/01/2028	459,988

					6,283,780

New Jersey—6.4%
3,583,000	Newark, NJ GO	5.000		07/15/2029	3,757,671
115,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	113,175
170,000	NJ EDA (Continental Airlines)	4.875		09/15/2019	178,175
3,750,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	4,191,375
7,385,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,001,352
7,405,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,023,021
7,405,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,023,021
11,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	11,041,690
565,000	NJ EDA (Leap Academy Charter School)	6.000		10/01/2034	580,572
750,000	NJ EDA (Leap Academy Charter School)	6.200		10/01/2044	769,418
500,000	NJ EDA (Leap Academy Charter School)	6.300		10/01/2049	512,855
1,000,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	998,590
8,020,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	8,030,506
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000		06/01/2029	81,281,138
85,700,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	64,678,647
154,950,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	115,761,596
210,000	Weehawken Township, NJ GO	6.000		08/01/2021	245,351
210,000	Weehawken Township, NJ GO	6.000		08/01/2022	243,046

					316,431,199

New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District	5.750		10/01/2044	618,235
97,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)	8.500		12/01/2015	97,069
420,000	Mariposa East, NM Public Improvement District	0.000	[1]	09/01/2032	371,456
560,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	470,663
500,000	Mariposa East, NM Public Improvement District	12.495	[4]	09/01/2032	59,975
90,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	88,946
875,000	Montecito Estates, NM Public Improvement District	7.000		10/01/2037	897,024

42      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Mexico (Continued)
$129,000	NM Regional Hsg. Authority (Wildewood Apartments)	8.750%		12/01/2020	$129,054
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,887,597
4,490,000	Saltillo, NM Improvement District	7.625		10/01/2037	4,642,885
1,000,000	Ventana West, NM Public Improvement District Special Levy	6.875		08/01/2033	1,001,340

					10,264,244

New York—9.3%
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[7]	11/01/2046	16,171,509
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[7]	11/01/2046	10,795,400
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[7]	11/01/2046	16,218,602
1,010,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	941,472
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[4]	06/01/2055	137,529
9,345,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	9,680,953
5,705,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	5,910,095
1,500,000	Islip, NY IDA (Engel Burman at Sayville)	7.750	[7]	11/01/2045	1,624,305
14,060,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	14,565,457
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2030	1,120,180
3,560,000	Nassau County, NY IDA (Amsterdam at Harborside)	5.500		07/01/2020	3,558,291
2,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	2,074,989
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	1,758,800
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	161,264
750,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	750,510
13,050,000	Nassau County, NY Tobacco Settlement Corp.	5.250	[1]	06/01/2026	12,811,446
1,895,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	1,586,892
2,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	1,750,780
413,400,000	NY Counties Tobacco Trust V	7.848	[4]	06/01/2060	1,554,384
412,100,000	NY Counties Tobacco Trust V	7.151	[4]	06/01/2060	1,475,318
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,9]	5.125		01/15/2044	41,580,580
900,000	NY MTA, Series D	5.250		11/15/2029	1,054,800
560,000	NY MTA, Series D	5.250		11/15/2028	658,409
485,000	NY MTA, Series D	5.250		11/15/2027	572,635
900,000	NY MTA, Series D	5.250		11/15/2030	1,050,471
900,000	NY MTA, Series D	5.250		11/15/2033	1,037,601
900,000	NY MTA, Series D	5.250		11/15/2032	1,039,734
900,000	NY MTA, Series D	5.250		11/15/2031	1,046,160
1,500,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	1,299,615
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.927	[10]	4/1/2036	9,148,907
14,200,000	NYC IDA (American Airlines)	8.000		08/01/2028	15,209,336

43      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$40,000,000	NYC IDA (American Airlines)	7.750%		08/01/2031	$42,639,200
59,000,000	NYC IDA (American Airlines)	7.625		08/01/2025	63,032,650
19,550,000	NYC IDA (British Airways)	7.625		12/01/2032	19,843,837
6,740,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	5,584,966
5,480,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	4,467,789
8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	8,182,276
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	14,528,506
20,200,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	21,814,788
26,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	30,870,035
200,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2025	200,586
2,700,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	2,699,595
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	7,441,771
7,430,497	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	8,134,834
7,430,459	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	8,134,792
7,430,497	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	8,134,834
9,795,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	10,147,130
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	9,986,558
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	9,986,558
2,000,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2045	1,900,900
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	2,599,922

					458,677,951

North Carolina—0.1%
1,500,000	NC Medical Care Commission (AHACHC)	5.800		10/01/2034	1,507,245
1,650,000	NC Medical Care Commission (Whitestone)	7.750		03/01/2031	1,898,457

					3,405,702

North Dakota—0.0%
25,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)	7.000		11/01/2015	24,965
2,410,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,322,059

					2,347,024

Ohio—8.6%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000		06/01/2038	10,913,854
77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[1]	06/01/2037	66,181,769
113,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	91,074,555
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	15,315,146

44      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$2,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504%[4]	06/01/2052	$21,139,713
44,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500	06/01/2047	38,548,468
30,200,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	25,002,278
37,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	30,888,588
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000	06/01/2042	10,470,043
15,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	11,975,100
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000	07/01/2043	5,938,201
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000	11/01/2038	4,690,218
5,000	Cleveland, OH Airport (Continental Airlines)	5.700	12/01/2019	5,025
310,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000	05/15/2035	323,066
9,680,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)	7.500	01/01/2030	9,695,391
32,200,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	36,343,174
7,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	7,625,325
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)	6.250	12/01/2034	1,696,587
629,413	Hickory Chase, OH Community Authority Infrastructure Improvement[3,11]	7.000	12/01/2038	503,531
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750	08/15/2038	137,547
545,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	539,185
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750	11/15/2023	11,751,400
1,644,222	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[2]	10.820	08/01/2034	838,553
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[2,8]	7.250	08/01/2034	11,809,642
1,605,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,158,585
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	1,774,125
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750	12/01/2032	4,396,963
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	969,465

45      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500%	12/01/2034	$3,566,489

				425,271,986

Oklahoma—0.2%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750	11/01/2022	1,706,817
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,446,075
4,840,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	4,811,105
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)	6.500	09/01/2026	100,238
				8,064,235

Oregon—0.0%
5,000	Lane County, OR Hsg. Authority & Community Services (Firewood)	6.600	11/01/2015	5,020
795,000	OR Facilities Authority (Concordia University)	6.125	09/01/2030	845,467
10,000	OR GO (Elderly & Disabled Hsg.)	5.300	08/01/2032	10,013
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)	6.000	05/15/2047	1,427,231
370,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000	01/01/2021	377,792

				2,665,523

Pennsylvania—1.0%
500,000	Luzerne County, PA IDA	7.750	12/15/2027	521,090
1,005,000	Luzerne County, PA IDA	7.500	12/15/2019	1,054,737
8,396,881	Northampton County, PA IDA (Northampton Generating)[12]	5.000	12/31/2023	7,590,193
24,937,498	PA EDFA (Bionol Clearfield)[3]	8.500	07/01/2015	1,080,292
11,500,000	PA Geisinger Authority Health System, Series A5	5.250	06/01/2039	12,653,220
4,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	4,430,040
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	1,617,585
1,155,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500	06/15/2022	1,228,874
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500	06/15/2032	2,058,600
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2042	5,514,758
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	3,533,044
5,865,000	York, PA GO	7.250	11/15/2041	6,619,180

				47,901,613

Rhode Island—0.6%
44,240,000	Central Falls, RI Detention Facility[3]	7.250	07/15/2035	11,014,875
7,500,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000	05/15/2029	8,406,375
9,715,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200	10/01/2047	9,807,096

46      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Rhode Island (Continued)
$28,225,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125%[4]	06/01/2052	$1,137,185

				30,365,531

South Carolina—0.6%
6,747,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750	11/01/2039	6,387,587
14,191,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	14,189,581
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453[4]	01/01/2020	4,801,362
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621[4]	01/01/2024	4,335,850
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300[4]	01/01/2026	90,020

				29,804,400

South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment	5.000	12/15/2026	1,424,972

Tennessee—0.4%
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[3]	5.750[7]	04/01/2042	3,467,100
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125	12/01/2016	32,145
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500	09/01/2047	9,161,550
6,525,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000	09/01/2044	7,123,799

				19,784,594

Texas—10.5%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750	12/01/2028	219,694
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.300[7]	07/01/2032	134,837
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3]	6.750	10/01/2038	656,650
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.400	05/01/2029	776,250
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.000	03/01/2041	2,375,612
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	7.700	03/01/2032	600,000
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3]	7.700	04/01/2033	1,567,200
15,870,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000	11/01/2039	20,220,443
400,000	Celina, TX Special Assessment	5.500	09/01/2032	388,768
1,100,000	Celina, TX Special Assessment	5.875	09/01/2040	1,063,557
700,000	Celina, TX Special Assessment	5.375	09/01/2028	683,277
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)	5.750	08/15/2041	838,612
1,250,000	Crane, TX Independent School District	5.000	02/15/2030	1,274,812
22,150,000	Donna, TX GO	6.250	02/15/2037	21,776,330
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.500	09/01/2036	1,551,975

47      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.750%	09/01/2043	$2,056,780
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.125	09/01/2028	1,545,435
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,607,352
2,400,000	Galveston, TX Special Assessment	5.625	09/01/2028	2,355,264
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	3,404,940
10,000,000	Grand Parkway, TX Transportation Corp.[5]	5.000	04/01/2053	10,856,500
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[3]	7.000	12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	20,036
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)	7.000	08/15/2028	3,469,745
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)	5.750	11/01/2036	2,775,768
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875	02/15/2032	2,003,360
555,000	Houston, TX Airport System	5.000	07/01/2026	618,104
1,210,000	Houston, TX Airport System	5.000	07/01/2025	1,359,471
2,000,000	Houston, TX Airport System	5.000	07/01/2024	2,259,880
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	552,176
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	453,800
500,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	540,715
750,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	808,253
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.875	09/01/2044	590,106
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.750	09/01/2038	590,928
500,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.375	09/01/2028	494,430
1,770,000	Maverick County, TX GO COP	8.750	03/01/2034	1,403,114
5,995,000	Maverick County, TX GO COP	8.750	03/01/2034	4,752,356
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.500	09/15/2040	390,924
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.375	09/15/2035	440,762
520,000	Midlothian, TX Devel. Authority Tax Increment	5.125	11/15/2026	524,581
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500	01/01/2049	1,316,367
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875	04/01/2036	881,147
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000	04/01/2045	2,199,308
1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2042	1,682,584

48      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150%[7]	01/01/2043	$1,676,624
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750	08/15/2039	42,762,540
5,920,000	North TX Tollway Authority[5]	5.750	01/01/2048	6,510,402
16,000,000	North TX Tollway Authority[5]	5.750	01/01/2048	17,595,680
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000	11/15/2049	3,553,860
2,100,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150	01/01/2043	2,200,569
1,735,693	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.430	12/01/2039	1,829,626
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[3]	6.150	08/01/2022	235,750
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[2]	6.450[7]	06/01/2021	103,500
10,000,000	San Jacinto, TX Community College District[5]	5.125	02/15/2038	10,916,400
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)	7.500	07/01/2038	28,314,410
4,890,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850	12/01/2028	4,156,500
32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250	11/15/2029	37,941,836
7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750	11/15/2024	9,107,540
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)	5.750	11/15/2037	3,889,324
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000	12/01/2033	14,930,055
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125	01/01/2046	29,707,457
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)	5.650	11/15/2035	1,609,152
2,495,000	Trinity, TX River Authority (TXU Energy Company)[3]	6.250	05/01/2028	143,463
20,100,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	21,394,038
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[3]	6.500	11/01/2029	13,461,130
117,760,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	141,526,271
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250	09/01/2036	1,643,536
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	624,192
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	192,920
2,095,000	Vintage Township, TX Public Facilities Corp.	7.375	10/01/2038	2,178,695
6,375,000	Waxahachie, TX Special Assessment	6.000	08/15/2045	6,185,089
4,615,000	Wise County, TX (Parket County Junior College District)	7.750	08/15/2028	5,520,694

49      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$2,920,000	Wise County, TX (Parket County Junior College District)	7.500%	08/15/2025	$3,472,026

				521,465,594

Utah—0.6%
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	4,918,096
1,950,000	Hideout, UT Local District No. 1 Special Assessment	7.750	08/01/2024	1,951,619
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000	07/15/2032	1,800,978
815,000	UT Charter School Finance Authority (Endeavor Hall)	5.500	07/15/2022	847,893
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250	07/15/2042	4,006,379
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)	8.250	07/15/2046	8,017,593
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300	07/15/2032	814,733
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550	07/15/2042	1,798,932
1,465,000	UT HFA (RHA Community Service of Utah)	6.875	07/01/2027	1,467,681
825,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	828,077
4,300,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	4,170,828

				30,622,809

Vermont—0.0%
1,148,454	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779	04/01/2019	1,129,815

Virginia—1.0%
1,833,000	Celebrate, VA North CDA Special Assessment[2]	6.750	03/01/2034	1,184,063
5,100,000	Celebrate, VA South CDA Special Assessment[3]	6.250	03/01/2037	2,805,153
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800	03/01/2036	801,756
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450	03/01/2036	2,300,828
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125	03/01/2036	3,576,287
636,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2044	622,676
2,051,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2054	102,653
1,297,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2044	1,065,939
2,900,000	New Port, VA CDA[3,6]	5.600	09/01/2036	1,669,878
2,050,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	1,875,606
18,986,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	20,105,225
3,251,000	VA H2O Community Devel. Authority	5.200	09/01/2037	1,837,303

50      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Virginia (Continued)
$253,700,000	VA Tobacco Settlement Authority	7.441%[4]	06/01/2047	$5,335,311
6,000,000	VA Tobacco Settlement Financing Corp.	5.200[1]	06/01/2046	4,335,060
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3]	6.375	03/01/2019	24

				47,617,762

Washington—1.6%
750,000	Greater Wenatchee, WA Regional Events Center	5.000	09/01/2027	797,032
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	200,014
10,000	King County, WA Hsg. Authority (Kona Village)	6.700	01/01/2020	10,016
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.200	10/01/2031	725,493
100,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.100	10/01/2021	101,002
1,500,000	Kitsap County, WA Consolidated Hsg. Authority	5.600	06/01/2037	1,529,685
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)	6.100	10/01/2031	50,027
1,915,000	Seattle, WA Hsg. Authority (Newholly Phase II)	7.000	01/01/2032	1,933,614
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.600	09/01/2025	1,675,921
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.750	09/01/2030	1,250,538
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.100	09/01/2015	100,135
3,884,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	3,906,227
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,698,000
12,000,000	Tes Properties, WA5	5.625	12/01/2038	13,588,080
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[5]	6.375	10/01/2036	20,530,806
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	19,058,205
1,700,000	WA Hsg. Finance Commission (Heron’s Key)[6]	7.000	07/01/2050	1,707,089
1,000,000	WA Hsg. Finance Commission (Heron’s Key)[6]	7.000	07/01/2045	1,018,500
10,860,000	WA Kalispel Tribe Indians Priority District	6.750	01/01/2038	11,005,090

				80,885,474

West Virginia—0.5%
4,500,000	Brooke County, WV (Bethany College)	6.750	10/01/2037	4,963,995
3,000,000	Brooke County, WV (Bethany College)	6.500	10/01/2031	3,284,850
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	13,573,857
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	1,669,745

51      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
West Virginia (Continued)
$3,045,000	WV Hospital Finance Authority (UTD Health System)	5.500%	06/01/2039	$3,347,551

				26,839,998

Wisconsin—0.7%
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)[2]	7.500	03/01/2018	1,640,816
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[3]	8.250	01/01/2017	1,083,600
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[3]	7.000	01/01/2026	931,000
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	3,199,380
2,015,000	WI H&EFA (Beloit College)	6.125	06/01/2039	2,219,966
750,000	WI H&EFA (Beloit College)	6.125	06/01/2035	830,475
6,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	6,686,402
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210[4]	10/01/2042	626,300
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000	10/01/2042	6,682,599
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095[4]	10/01/2042	20
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.000	07/01/2031	717,625
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	913,673
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	1,427,860
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)	6.000	02/01/2045	1,823,821
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)	6.000	09/01/2045	5,955,722

				34,739,259

U.S. Possessions—12.8%
28,225,000	Northern Mariana Islands Commonwealth, Series B	5.000	10/01/2033	24,244,710
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2044	5,423,669
11,450,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2042	7,880,920
10,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2025	9,919
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	2,383,559
53,230,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	37,566,540
2,750,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	1,961,107
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	8,347,784
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	179,742
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.355[4]	05/15/2055	4,126,821
2,145,000	Puerto Rico Commonwealth GO13	0.800	07/01/2019	2,007,763
36,400,000	Puerto Rico Commonwealth GO	8.000	07/01/2035	25,347,868
39,915,000	Puerto Rico Commonwealth GO	5.750	07/01/2041	25,112,522
1,345,000	Puerto Rico Commonwealth GO	5.750	07/01/2037	1,337,132
11,540,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	7,331,016
1,500,000	Puerto Rico Commonwealth GO	5.000	07/01/2024	961,815
340,000	Puerto Rico Commonwealth GO	5.500	07/01/2027	218,895
3,255,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	2,107,710

52      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$62,660,000	Puerto Rico Commonwealth GO	5.500%	07/01/2039	$39,341,081
14,695,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	9,515,453
4,545,000	Puerto Rico Commonwealth GO	5.000	07/01/2041	2,780,449
2,625,000	Puerto Rico Commonwealth GO	6.000	07/01/2035	1,680,551
5,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2033	3,095,350
1,920,000	Puerto Rico Commonwealth GO	5.250	07/01/2026	1,233,658
40,000	Puerto Rico Commonwealth GO	5.500	07/01/2018	28,842
285,000	Puerto Rico Commonwealth GO13	0.820	07/01/2020	264,261
2,165,000	Puerto Rico Commonwealth GO	5.250	07/01/2037	1,351,285
2,250,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	1,429,380
5,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	5,012
13,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2040	8,372,520
9,265,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	5,885,869
19,550,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	12,663,317
3,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2038	1,898,520
5,295,000	Puerto Rico Electric Power Authority, Series A8	7.000	07/01/2033	3,070,888
100,000	Puerto Rico Electric Power Authority, Series A8	7.000	07/01/2040	57,992
7,750,000	Puerto Rico Electric Power Authority, Series A8	7.000	07/01/2043	4,494,612
18,635,000	Puerto Rico Electric Power Authority, Series A8	6.750	07/01/2036	10,807,555
5,745,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2042	3,334,226
10,035,000	Puerto Rico Electric Power Authority, Series A8	5.050	07/01/2042	5,823,712
2,745,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2029	1,592,676
500,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2025	290,345
4,570,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2026	2,653,114
10,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2023	5,814
40,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2021	23,336
40,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2022	23,285
95,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2030	55,122
250,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2029	145,058
30,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2028	17,405
140,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250	07/01/2028	81,221
2,475,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250	07/01/2027	1,435,970
35,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2024	20,336
40,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2027	23,208
30,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.000	07/01/2028	17,407
20,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.000	07/01/2025	11,616
185,000	Puerto Rico Electric Power Authority, Series DDD[8]	5.000	07/01/2022	107,705
15,000	Puerto Rico Electric Power Authority, Series NN	5.500	07/01/2020	8,758
170,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2017	99,464
6,750,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2032	3,916,687
20,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2018	11,673
895,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2026	519,610

53      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,015,000	Puerto Rico Electric Power Authority, Series TT8	5.000%	07/01/2027	$588,903
5,720,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2037	3,319,144
10,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2025	5,808
5,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2020	2,920
210,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2022	122,260
15,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2024	8,715
85,000	Puerto Rico Electric Power Authority, Series WW8	5.375	07/01/2022	49,473
60,000	Puerto Rico Electric Power Authority, Series WW8	5.500	07/01/2021	35,002
135,000	Puerto Rico Electric Power Authority, Series WW8	5.250	07/01/2033	78,335
90,000	Puerto Rico Electric Power Authority, Series WW8	5.000	07/01/2028	52,220
185,000	Puerto Rico Electric Power Authority, Series WW8	5.250	07/01/2025	107,428
395,000	Puerto Rico Electric Power Authority, Series WW8	5.500	07/01/2038	229,175
390,000	Puerto Rico Electric Power Authority, Series WW8	5.375	07/01/2024	226,543
17,970,000	Puerto Rico Electric Power Authority, Series XX8	5.750	07/01/2036	10,426,733
38,050,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2040	22,077,752
165,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2027	95,731
2,290,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2035	1,328,750
10,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2026	5,806
95,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2021	55,429
50,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2022	29,106
60,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2024	34,855
150,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2025	87,104
215,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2024	124,919
50,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2026	29,028
20,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2018	11,673
25,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2021	14,585
850,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2022	494,862
515,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2018	300,580
190,000	Puerto Rico Electric Power Authority, Series ZZ	4.625	07/01/2025	110,373
820,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2017	479,766
10,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2026	5,806
350,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	216,450
2,175,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	697,261
6,940,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	4,427,998
6,415,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	4,383,690
25,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2023	25,388
45,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2027	44,707
9,000,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2022	6,976,080
150,000	Puerto Rico Highway & Transportation Authority[13]	0.920	07/01/2027	104,629
45,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	37,509
215,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2023	155,765
605,000	Puerto Rico Highway & Transportation Authority, Series H	5.450	07/01/2035	193,921
4,715,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	1,511,299
260,000	Puerto Rico Highway & Transportation Authority, Series N	5.250	07/01/2039	152,685
3,000,000	Puerto Rico Infrastructure	5.000	07/01/2037	775,860
5,000,000	Puerto Rico Infrastructure	5.000	07/01/2031	1,405,600

54      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,000,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500%	10/01/2037	$1,790,310
15,000,000	Puerto Rico Infrastructure Financing Authority	6.140[4]	07/01/2034	3,602,250
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	472,430
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.000	07/01/2033	3,977,870
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	252,639
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	82,215
25,000	Puerto Rico Municipal Finance Agency, Series B	5.250	07/01/2019	24,808
76,125,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	42,355,950
8,825,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	5,152,829
7,000,000	Puerto Rico Public Buildings Authority	5.875	07/01/2039	4,060,840
13,840,000	Puerto Rico Public Buildings Authority	5.625	07/01/2039	7,890,738
2,380,000	Puerto Rico Public Buildings Authority	5.000	07/01/2036	1,330,253
100,000	Puerto Rico Public Buildings Authority	5.250	07/01/2023	61,146
260,000	Puerto Rico Public Buildings Authority	5.500	07/01/2023	160,794
410,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	274,339
12,000,000	Puerto Rico Public Buildings Authority	6.125	07/01/2023	7,632,960
1,640,000	Puerto Rico Public Buildings Authority	5.250	07/01/2033	930,848
150,000	Puerto Rico Public Buildings Authority	5.000	07/01/2037	83,646
5,100,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	3,180,258
3,870,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	2,186,782
12,845,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	8,102,754
4,980,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	3,050,549
200,000	Puerto Rico Public Buildings Authority	5.500	07/01/2037	113,520
1,515,000	Puerto Rico Public Buildings Authority, Series D	5.250	07/01/2036	854,308
39,020,000	Puerto Rico Public Finance Corp., Series B2	5.500	08/01/2031	4,877,500
17,895,000	Puerto Rico Sales Tax Financing Corp.	5.250	08/01/2057	10,734,316
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A	8.694[4]	08/01/2035	4,415,699
35,000,000	Puerto Rico Sales Tax Financing Corp., Series A	0.000[1]	08/01/2033	13,153,000
37,735,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	15,409,087
31,660,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	12,729,853
2,040,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	861,431
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	975,128
15,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	6,293,816
2,945,000	Puerto Rico Sales Tax Financing Corp., Series A	4.000	08/01/2016	1,720,881
12,305,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	5,055,140
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	1,284,810
11,455,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2027	4,801,363
43,845,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	18,121,577
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	686,377
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890[4]	08/01/2034	1,034,042
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	22,948,206
25,860,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250	08/01/2043	10,365,981
135,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2046	80,557
52,010,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	21,114,500
300,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2035	121,011
57,560,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	24,219,521
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000[1]	08/01/2032	2,209,800

55      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000%	08/01/2039	$2,103,900
5,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2038	2,113,433
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2036	409,600
5,000,000	University of Puerto Rico, Series P	5.000	06/01/2030	2,358,500

				634,215,526

Total Municipal Bonds and Notes (Cost $6,890,997,207)				5,562,662,018

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[14,15]			340,487
4,927	General Motors Co.[14,15]			155,250
15,021	Motors Liquidation Co. GUC Trust[14,15]			255,357
Total Common Stocks (Cost $54,137)				751,094

Units		Strike Price Expiration
Rights, Warrants and Certificates—0.0%
4,479	General Motors Co. Wts.[14,15]	$14.710 07/10/2019		65,886
4,479	General Motors Co. Wts.[14,15]	22.000 07/10/2016		98,538
Total Rights, Warrants and Certificates (Cost $—)				164,424

Principal Amount		Coupon	Maturity
Corporate Loans—0.3%
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[14]	9.000[7]	11/16/2015	6,000,000
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[14]	9.000[7]	11/16/2015	3,500,000
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[14]	9.000[7]	11/16/2015	7,000,000
Total Corporate Loans (Cost $16,500,000)				16,500,000

Total Investments, at Value (Cost $6,907,551,344)—112.8%				5,580,077,536
Net Other Assets (Liabilities)—(12.8)				(633,972,425)

Net Assets—100.0%				$4,946,105,111

Footnotes to Statement of Investments

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

56      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Restricted security. The aggregate value of restricted securities at period end was $41,580,580, which represents 0.84% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10 - 3/4/11	$37,404,237	$41,580,580	$4,176,343

10.	Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.
11.	Security received as the result of issuer reorganization.
12.	Interest or dividend is paid-in-kind, when applicable.
13.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
14.	Received as a result of a corporate action.
15.	Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH	Ascension Health
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate of North Side Health Network
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAB	Capital Appreciation Bond
CCC	Continuing Care Center
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children;s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
ECHNS	Eastern Connecticut Health Network System
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
FCommH	Fayette Community Hospital
GO	General Obligation

57      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)

GUC	General Unsecured Creditors
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HC	HASC Center
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
MA	Mercy Alliance
MMH	McKenna Memorial Hospital
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OH	Oakwood Healthcare
PClinic	Piedmont Clinic
PHC	Piedmont Healthcare
PHHosp	Piedmont Henty Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHosp	Piedmont Hospital
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RGH	Rockville General Hospital
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs
RUMC	Rush University Medical Center
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds

58      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Abbreviations (Continued)

TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America
WICF	W.I. Cook Foundation

See accompanying Notes to Financial Statements.

59      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015

Assets
Investments at value (cost $6,907,551,344)—see accompanying statement of investments	$5,580,077,536
Cash	836,847
Receivables and other assets:
Interest	79,983,331
Investments sold (including $14,895,402 sold on a when-issued or delayed delivery basis)	44,795,107
Shares of beneficial interest sold	6,053,407
Other	1,657,786

Total assets	5,713,404,014

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	722,510,000
Payable for borrowings (See Note 8)	15,900,000
Shares of beneficial interest redeemed	19,647,700
Dividends	4,928,426
Investments purchased (including $2,699,408 purchased on a when-issued or delayed delivery basis)	2,699,408
Trustees’ compensation	741,268
Distribution and service plan fees	583,164
Shareholder communications	28,102
Interest expense on borrowings	2,889
Other	257,946

Total liabilities	767,298,903

Net Assets	$4,946,105,111

Composition of Net Assets
Paid-in capital	$8,665,963,173
Accumulated net investment income	100,671,953
Accumulated net realized loss on investments	(2,493,056,207)
Net unrealized depreciation on investments	(1,327,473,808)

Net Assets	$4,946,105,111

60      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,968,690,503 and 432,881,544 shares of beneficial interest outstanding)	$6.86

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.20

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,791,729 and 7,227,666 shares of beneficial interest outstanding)	$6.89

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,234,905,516 and 180,717,484 shares of beneficial interest outstanding)	$6.83

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $692,717,363 and 101,117,748 shares of beneficial interest outstanding)	$6.85

See accompanying Notes to Financial Statements.

61      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2015

Investment Income
Interest	$439,122,980
Dividends	10,023

Total investment income	439,133,003

Expenses
Management fees	20,272,316
Distribution and service plan fees:
Class A	4,869,066
Class B	594,582
Class C	12,157,953
Transfer and shareholder servicing agent fees:
Class A	3,276,135
Class B	66,089
Class C	1,351,182
Class Y	703,681
Shareholder communications:
Class A	44,955
Class B	2,638
Class C	22,406
Class Y	8,783
Interest expense and fees on short-term floating rate notes issued (See Note 4)	9,261,746
Legal, auditing and other professional fees	4,673,009
Borrowing fees	4,048,465
Trustees’ compensation	82,397
Custodian fees and expenses	42,251
Interest expense on borrowings	4,119
Other	1,399,342

Total expenses	62,881,115
Net Investment Income	376,251,888
Realized and Unrealized Loss
Net realized loss on investments	(99,572,148)
Net change in unrealized appreciation/depreciation on investments	(47,125,328)
Net Increase in Net Assets Resulting from Operations	$229,554,412

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$376,251,888	$381,267,912
Net realized loss	(99,572,148)	(4,795,521)
Net change in unrealized appreciation/depreciation	(47,125,328)	99,151,615

Net increase in net assets resulting from operations	229,554,412	475,624,006

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(217,531,286)	(250,693,322)
Class B	(3,868,044)	(5,771,650)
Class C	(79,889,356)	(86,591,025)
Class Y	(47,795,196)	(36,840,501)

	(349,083,882)	(379,896,498)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(221,818,275)	(490,548,695)
Class B	(26,821,866)	(31,751,567)
Class C	(47,369,977)	(174,369,616)
Class Y	149,496,945	80,952,069

	(146,513,173)	(615,717,809)

Net Assets
Total decrease	(266,042,643)	(519,990,301)
Beginning of period	5,212,147,754	5,732,138,055

End of period (including accumulated net investment income of $100,671,953 and $64,905,154, respectively)	$4,946,105,111	$5,212,147,754

See accompanying Notes to Financial Statements.

63      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2015

Cash Flows from Operating Activities
Net increase in net assets from operations	$229,554,412
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(954,245,473)
Proceeds from disposition of investment securities	1,248,487,117
Short-term investment securities, net	20,583,338
Premium amortization	1,953,516
Discount accretion	(80,045,240)
Net realized loss on investments	99,572,148
Net change in unrealized appreciation/depreciation on investments	47,125,328
Change in assets:
Decrease in other assets	140,726
Increase in interest receivable	(115,764)
Increase in receivable for securities sold	(26,776,203)
Change in liabilities:
Decrease in other liabilities	(120,501)
Decrease in payable for securities purchased	(12,315,592)

Net cash provided by operating activities	573,797,812

Cash Flows from Financing Activities
Proceeds from borrowings	198,200,000
Payments on borrowings	(203,600,000)
Payments on short-term floating rate notes issued	(81,860,000)
Proceeds from shares sold	1,220,031,545
Payments on shares redeemed	(1,637,409,202)
Cash distributions paid	(69,401,763)

Net cash used in financing activities	(574,039,420)
Net decrease in cash	(241,608)
Cash, beginning balance	1,078,455

Cash, ending balance	$836,847

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $282,364,358.

Cash paid for interest on borrowings—$4,576.

Cash paid for interest on short-term floating rate notes issued—$9,261,746.

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$7.01	$6.87	$7.50	$6.92	$7.17

Income (loss) from investment operations:
Net investment income[2]	0.51	0.50	0.51	0.50	0.55
Net realized and unrealized gain (loss)	(0.18)	0.13	(0.65)	0.60	(0.25)

Total from investment operations	0.33	0.63	(0.14)	1.10	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.49)	(0.49)	(0.52)	(0.55)

Net asset value, end of period	$6.86	$7.01	$6.87	$7.50	$6.92

Total Return, at Net Asset Value[3]	4.59%	9.63%	(2.19)%	16.63%	4.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,968,690	$3,260,438	$3,688,901	$4,463,156	$3,969,090

Average net assets (in thousands)	$3,258,788	$3,477,994	$4,450,000	$4,001,353	$4,149,509

Ratios to average net assets:[4]
Net investment income	7.19%	7.24%	6.69%	7.00%	8.07%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.74%	0.71%	0.73%	0.64%	0.64%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.12%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	0.99%	1.05%	1.08%	1.07%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.05%	1.08%	1.07%	1.10%

Portfolio turnover rate	16%	16%	18%	11%	18%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$7.04	$6.89	$7.53	$6.94	$7.19

Income (loss) from investment operations:
Net investment income[2]	0.46	0.45	0.45	0.44	0.50
Net realized and unrealized gain (loss)	(0.19)	0.14	(0.66)	0.61	(0.26)

Total from investment operations	0.27	0.59	(0.21)	1.05	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.44)	(0.43)	(0.46)	(0.49)

Net asset value, end of period	$6.89	$7.04	$6.89	$7.53	$6.94

Total Return, at Net Asset Value[3]	3.79%	8.89%	(3.12)%	15.76%	3.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,792	$77,369	$107,602	$161,197	$162,309

Average net assets (in thousands)	$65,703	$90,234	$142,525	$156,216	$186,637

Ratios to average net assets:[4]
Net investment income	6.43%	6.49%	5.86%	6.17%	7.21%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.49%	1.56%	1.48%	1.49%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.12%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	1.75%	1.83%	1.91%	1.91%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.83%	1.91%	1.91%	1.95%

Portfolio turnover rate	16%	16%	18%	11%	18%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.85	$7.48	$6.90	$7.15

Income (loss) from investment operations:
Net investment income[2]	0.46	0.44	0.45	0.44	0.50
Net realized and unrealized gain (loss)	(0.20)	0.14	(0.65)	0.61	(0.25)

Total from investment operations	0.26	0.58	(0.20)	1.05	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.44)	(0.43)	(0.47)	(0.50)

Net asset value, end of period	$6.83	$6.99	$6.85	$7.48	$6.90

Total Return, at Net Asset Value[3]	3.68%	8.84%	(2.94)%	15.80%	3.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,234,906	$1,311,700	$1,463,567	$1,691,778	$1,479,323

Average net assets (in thousands)	$1,344,166	$1,337,849	$1,735,006	$1,533,562	$1,545,519

Ratios to average net assets:[4]
Net investment income	6.43%	6.49%	5.92%	6.23%	7.30%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.47%	1.50%	1.41%	1.41%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.12%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	1.75%	1.81%	1.85%	1.84%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.81%	1.85%	1.84%	1.87%

Portfolio turnover rate	16%	16%	18%	11%	18%

1. July 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

67      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]
Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.86	$7.50	$6.91	$6.90

Income (loss) from investment operations:
Net investment income[3]	0.52	0.50	0.52	0.50	0.36
Net realized and unrealized gain (loss)	(0.18)	0.14	(0.66)	0.62	0.02

Total from investment operations	0.34	0.64	(0.14)	1.12	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.50)	(0.50)	(0.53)	(0.37)

Net asset value, end of period	$6.85	$7.00	$6.86	$7.50	$6.91

Total Return, at Net Asset Value[4]	4.61%	9.96%	(2.19)%	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$692,717	$562,641	$472,068	$517,080	$172,676

Average net assets (in thousands)	$700,339	$501,364	$572,611	$344,746	$62,327

Ratios to average net assets:[5]
Net investment income	7.33%	7.36%	6.83%	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.59%	0.56%	0.59%	0.49%	0.48%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[6]	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	0.84%	0.90%	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.90%	0.94%	0.92%	0.95%

Portfolio turnover rate	16%	16%	18%	11%	18%

1. January 29, 2011 represents the last business day of the Fund’s reporting period.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

68      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

69      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

70      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$260,895,176	$—	$2,506,798,482	$1,303,958,887

1. At period end, the Fund had $2,506,798,482 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	907,120,582

Total	$2,506,798,482

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$2,753,726	$8,598,793	$5,845,067

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2015	Year Ended July 31, 2014
Distributions paid from:
Exempt-interest dividends	$343,922,506	$372,313,272
Ordinary income	5,161,376	7,583,226

Total	$349,083,882	$379,896,498

71        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,062,089,174	[1]

Gross unrealized appreciation	$460,726,333
Gross unrealized depreciation	(1,764,685,220)

Net unrealized depreciation	$(1,303,958,887)

1. The Federal tax cost of securities does not include cost of $821,947,249, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

72      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

73        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$210,936,428	$—	$210,936,428
Alaska	—	14,696,059	—	14,696,059
Arizona	—	81,473,926	1,812,309	83,286,235
Arkansas	—	—	3,372,887	3,372,887
California	—	706,701,564	20	706,701,584
Colorado	—	151,849,392	5,648,307	157,497,699
Connecticut	—	3,333,716	—	3,333,716
Delaware	—	6,985,864	—	6,985,864
District of Columbia	—	100,594,000	—	100,594,000
Florida	—	538,786,950	9,202,022	547,988,972
Georgia	—	73,423,047	—	73,423,047
Hawaii	—	2,977,131	—	2,977,131
Idaho	—	1,537,437	—	1,537,437
Illinois	—	349,098,361	14,883,717	363,982,078
Indiana	—	48,718,582	—	48,718,582
Iowa	—	44,841,231	—	44,841,231
Kansas	—	2,203,969	—	2,203,969
Kentucky	—	19,994,938	—	19,994,938
Louisiana	—	15,026,117	2,591,258	17,617,375
Maine	—	19,405,644	—	19,405,644
Maryland	—	675,113	—	675,113
Massachusetts	—	67,292,763	28,657	67,321,420
Michigan	—	152,317,302	—	152,317,302
Minnesota	—	32,778,103	—	32,778,103
Mississippi	—	10,820,684	—	10,820,684
Missouri	—	75,303,624	—	75,303,624
Montana	—	2,829,628	4,429,943	7,259,571
Nebraska	—	33,109,635	—	33,109,635
Nevada	—	12,772,699	—	12,772,699
New Hampshire	—	6,283,780	—	6,283,780
New Jersey	—	316,431,199	—	316,431,199
New Mexico	—	10,264,244	—	10,264,244
New York	—	458,677,951	—	458,677,951
North Carolina	—	3,405,702	—	3,405,702
North Dakota	—	2,347,024	—	2,347,024
Ohio	—	423,929,902	1,342,084	425,271,986
Oklahoma	—	8,064,235	—	8,064,235
Oregon	—	2,665,523	—	2,665,523
Pennsylvania	—	46,821,321	1,080,292	47,901,613
Rhode Island	—	30,365,531	—	30,365,531
South Carolina	—	15,614,819	14,189,581	29,804,400
South Dakota	—	1,424,972	—	1,424,972
Tennessee	—	16,317,494	3,467,100	19,784,594
Texas	—	503,847,852	17,617,742	521,465,594
Utah	—	30,622,809	—	30,622,809
Vermont	—	1,129,815	—	1,129,815
Virginia	—	40,938,867	6,678,895	47,617,762

75        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Washington	$—	$80,885,474	$—	$80,885,474
West Virginia	—	26,839,998	—	26,839,998
Wisconsin	—	34,739,239	20	34,739,259
U.S. Possessions	—	634,215,526	—	634,215,526
Common Stocks	751,094	—	—	751,094
Rights, Warrants and Certificates	164,424	—	—	164,424
Corporate Loans	—	—	16,500,000	16,500,000

Total Assets	$915,518	$5,476,317,184	$102,844,834	$5,580,077,536

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$(771,124)	$771,124
Colorado	(321,016)	321,016
Florida	(16,727,036)	16,727,036
Louisiana	(2,740,220)	2,740,220
Montana	(4,694,229)	4,694,229
Pennsylvania	(1,113,958)	1,113,958
Texas	(3,214,088)	3,214,088
Virginia	(14,154,512)	14,154,512
Corporate Loans	(10,500,000)	10,500,000

Total Assets	$(54,236,183)	$54,236,183

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$1,033,367	$—	$7,818	$—
Arkansas	3,825,389	—	857,498	—
California	20	—	—	—
Colorado	6,653,169	—	(651,462)	1,075,584

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3. Securities Valuation (Continued)

	Value as of July 31, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Municipal Bonds and Notes (Continued)
Florida	$4,022,008	$(32,546)	$(5,517,420)	$(834,649)
Illinois	12,395,454	—	4,553,263	—
Indiana	12,268,148	943,559	3,462,093	—
Louisiana	—	—	(148,962)	—
Massachusetts	7	(5,142)	42,429	21,138
Minnesota	12,502,516	1,468,000	2,177,484	—
Montana	—	—	(268,536)	4,250
Nebraska	342,875	(1,249,987)	907,125	—
New Jersey	9	(781,479)	781,470	—
New York	450,180	(2,398,758)	2,422,232	—
Ohio	503,671	(5,614)	(382,249)	—
Pennsylvania	—	—	(33,666)	—
South Carolina	14,935,702	183,304	467,091	17,484
Tennessee	2,933,700	—	533,400	—
Texas	15,520,288	—	(896,634)	—
Virginia	24	—	(7,521,545)	45,904
Wisconsin	20	—	—	—
Corporate Loans	—	—	—	—

Total Assets	$87,386,547	$(1,878,663)	$791,429	$329,711

Assets Table (Continued)	Purchases	Sales	Transfers into Level 3	Value as of July 31, 2015
Investments, at Value:
Municipal Bonds and Notes (Continued)
Arizona	$—	$—	$771,124	$1,812,309
Arkansas	—	(1,310,000)	—	3,372,887
California	—	—	—	20
Colorado	—	(1,750,000)	321,016	5,648,307
Florida	130,991	(5,293,398)	16,727,036	9,202,022
Illinois	—	(2,065,000)	—	14,883,717
Indiana	—	(16,673,800)	—	—
Louisiana	—	—	2,740,220	2,591,258
Massachusetts	—	(29,775)	—	28,657
Minnesota	—	(16,148,000)	—	—
Montana	—	—	4,694,229	4,429,943
Nebraska	—	(13)	—	—
New Jersey	—	—	—	—
New York	—	(473,654)	—	—
Ohio	1,226,276	—	—	1,342,084
Pennsylvania	—	—	1,113,958	1,080,292
South Carolina	—	(1,414,000)	—	14,189,581
Tennessee	—	—	—	3,467,100
Texas	—	(220,000)	3,214,088	17,617,742
Virginia	—	—	14,154,512	6,678,895
Wisconsin	—	—	—	20
Corporate Loans	6,000,000	—	10,500,000	16,500,000

Total Assets	$7,357,267	$(45,377,640)	$54,236,183	$102,844,834

a. Included in net investment income.

77        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$7,818
Arkansas	857,498
Colorado	(1,185,212)
Florida	(7,607,801)
Illinois	4,553,263
Louisiana	(148,962)
Massachusetts	42,430
Montana	(268,536)
Ohio	(387,723)
Pennsylvania	(33,666)
South Carolina	467,091
Tennessee	533,400
Texas	(896,634)
Virginia	(7,521,545)

Total Assets	$(11,588,579)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of July 31, 2015	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$1,812,309	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,372,887	Pricing service	N/A	N/A	N/A (a)
California	20	Pricing service	N/A	N/A	N/A (a)
Colorado	5,648,307	Pricing service	N/A	N/A	N/A (a)
Florida	9,202,022	Pricing service	N/A	N/A	N/A (a)
Illinois	14,883,717	Pricing service	N/A	N/A	N/A (a)
Louisiana	2,591,258	Pricing service	N/A	N/A	N/A (a)
Massachusetts	28,657	Pricing service	N/A	N/A	N/A (a)
Montana	4,429,943	Pricing service	N/A	N/A	N/A (a)
Ohio	838,553	Pricing service	N/A	N/A	N/A (a)
Ohio	503,531	Discount to expected distribution	Discount rate	N/A	20% (b)
Pennsylvania	1,080,292	Pricing service	N/A	N/A	N/A (a)
South Carolina	14,189,581	Pricing service	N/A	N/A	N/A (a)
Tennessee	3,467,100	Pricing service	N/A	N/A	N/A (a)

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3. Securities Valuation (Continued)

	Value as of July 31, 2015	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Municipal Bonds and Notes (Continued)
Texas	$17,617,742	Pricing service	N/A	N/A	N/A (a)
Virginia	6,678,895	Pricing service	N/A	N/A	N/A (a)
Wisconsin	20	Pricing service	N/A	N/A	N/A (a)
Corporate Loans	16,500,000	Recent transaction price	N/A	N/A	100% of par (c)

Total	$102,844,834

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain municipals bonds using a discount to reflect uncertainty of timing and amount of future distribution. A significant increase (decrease) to the expected distribution amount or a significant decrease (increase) to the discount rate will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values certain corporate loans at a recent transaction price, based on a transaction within the past seven months. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

79        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage,

80      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating

81        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $484,360,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $1,223,300,625 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $722,510,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	18.364%	6/1/38	$3,453,854
400,000	CA GO Tender Option Bond Series 2015-XF2148 Trust[3]	11.799	12/1/36	403,008
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.743	6/1/47	58,279,480
3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN Obligated Group) ROLs	21.353	7/1/39	5,907,300
5,550,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2027 Trust[3]	8.067	11/15/42	5,972,577
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	18.171	7/1/39	6,072,704
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	8.042	5/15/40	5,834,400
2,615,000	Cerritos, CA Community College District DRIVERS	16.064	8/1/33	4,355,230
16,250,000	Chicago, IL GO ROLs[3]	8.285	1/1/33	15,063,425
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF-0239 Trust	8.061	1/1/44	8,611,292
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	16.792	5/1/29	4,515,306
2,500,000	District of Columbia GO Tender Option Bond Series 2015- XF2018 Trust[3]	7.980	4/1/35	3,079,200
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	19.493	11/1/48	7,648,160
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/ PMSH/ PNH/PMCC/PClinic/PHlthCF/ PHI/PHIP/PHHosp Obligated Group) ROLs	16.344	6/15/29	943,425
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/ PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) ROLs	16.163%	6/15/37	$4,722,518

82      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/ PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015- XF0024 Trust	15.413%	6/15/29	$9,933,414
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	16.310	6/1/39	4,028,220
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	8.070	4/1/53	5,856,500
11,750,000	Highlands County, FL Health Facilities Authority Tender Option Bond Series 2015-XF2145 Trust[3]	8.419	11/15/36	13,000,083
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.743	4/1/44	3,032,304
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.743	4/1/44	1,722,900
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.743	4/1/44	3,790,380
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.743	4/1/44	3,445,800
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.738	4/1/44	5,988,322
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) Tender Option Bond Series 2015- XF0023 Trust	17.176	4/1/44	7,044,600
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) ROLs	16.743	11/1/39	1,914,450
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	17.176	11/1/39	4,898,625
3,500,000	KY EDFA (Baptist Healthcare System) Tender Option Bond Series 2015-XF2011 Trust[3]	15.940	8/15/24	4,870,880
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0041 Trust	16.653	5/15/30	11,099,150
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	15.444	7/1/34	1,804,150
4,185,000	MA Educational Financing Authority ROLs[3]	14.196	1/1/30	4,896,952
3,010,000	MA HFA ROLs[3]	11.479	12/1/49	3,104,634
3,750,000	MA HFA Tender Option Bond Series 2015-XF2130 Trust[3]	11.242	6/1/49	3,910,163
8,895,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	8.687	12/1/42	9,514,270
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.600	2/1/34	17,225,500
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.300	2/1/27	3,250,800
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	16.167	2/1/27	3,333,700
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	18.042	11/15/23	4,251,400
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.220	6/1/29	45,716,138
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	18.175	8/15/39	14,262,540
4,000,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2036 Trust[3]	18.171	1/1/48	5,595,680
1,480,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2037 Trust[3]	18.171	1/1/48	2,070,402

83        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 18,695,000	NY Liberty Devel. Corp. Tender Option Bond Series 2015- XF2146 Trust[3]	8.305%	1/15/44	$22,895,580
3,240,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2151 Trust[3]	18.314	6/15/40	4,813,506
2,450,000	RI Hsg. & Mtg. Finance Corp. Tender Option Bond Series 2015-XF2120 Trust[3]	16.127	10/1/47	2,542,096
607,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs[3]	6.489	12/1/39	549,626
2,500,000	San Jacinto, TX Community College District Tender Option Bond Series 2015-XF2010 Trust[3]	16.003	2/15/38	3,416,400
8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	19.185	11/15/29	13,491,836
1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015-XF2057 Trust[3]	17.440	11/15/29	3,157,540
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	8.025	12/1/33	8,180,055
3,000,000	Tes Properties, WA ROLs	17.609	12/1/38	4,588,080
375,000	Tes Properties, WA Tender Option Bond Series 2015- XF0038 Trust	17.176	12/1/29	573,000
39,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.545	12/15/26	63,076,271
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	7.836	11/1/28	10,353,205
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	19.763	10/1/36	6,975,806
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.735	12/1/29	3,778,443
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.738	12/1/29	8,640,228
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.734	12/1/34	3,457,595
5,670,000	Wayne County, MI Airport Authority Tender Option Bond Series 2015-XF2118 Trust[3]	11.733	12/1/29	5,877,522

				$500,790,625

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are

84      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $722,510,000 or 12.65% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$14,895,402
Sold securities	2,699,408

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

85        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$553,323,579
Market Value	$192,181,760
Market Value as % of Net Assets	3.89%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $97,222,147, representing 1.97% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $1,742,850 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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5. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	87,123,461	$619,980,821	137,102,282	$933,950,926
Dividends and/or distributions reinvested	24,865,585	176,893,384	30,093,455	205,951,112
Redeemed	(144,091,096)	(1,018,692,480)	(239,441,124)	(1,630,450,733)

Net decrease	(32,102,050)	$(221,818,275)	(72,245,387)	$(490,548,695)

Class B
Sold	134,690	$964,201	484,637	$3,287,365
Dividends and/or distributions reinvested	471,292	3,371,053	705,140	4,839,098
Redeemed	(4,364,892)	(31,157,120)	(5,810,952)	(39,878,030)

Net decrease	(3,758,910)	$(26,821,866)	(4,621,175)	$(31,751,567)

Class C
Sold	28,694,059	$203,408,816	35,469,141	$241,146,185
Dividends and/or distributions reinvested	8,903,012	63,120,770	9,923,437	67,687,442
Redeemed	(44,567,966)	(313,899,563)	(71,505,039)	(483,203,243)

Net decrease	(6,970,895)	$(47,369,977)	(26,112,461)	$(174,369,616)

Class Y
Sold	55,233,963	$391,896,568	60,336,987	$411,211,484
Dividends and/or distributions reinvested	5,486,984	38,979,151	4,169,746	28,544,554
Redeemed	(39,925,421)	(281,378,774)	(52,993,918)	(358,803,969)

Net increase	20,795,526	$149,496,945	11,512,815	$80,952,069

6. Purchase and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$954,245,473	$1,248,487,117

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

87        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.38% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	43,290
Accumulated Liability as of July 31, 2015	343,066

88      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

89        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2015	$694,797	$123,433	$95,532	$110,098

8. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1925% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its

90      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Borrowing and Other Financing (Continued)

pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.1925%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,064,932
Average Daily Interest Rate	0.185%
Fees Paid	$2,767,770
Interest Paid	$4,576

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received

91        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Borrowing and Other Financing (Continued)

exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 1,204,991

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester High Yield Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester High Yield Municipal Fund as of July 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2015

93      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.52% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

98      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October

100      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Arthur P. Steinmetz, Continued	2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

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The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2015 OppenheimerFunds, Inc. All rights reserved.

104      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

105      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0795.001.0715 September 23, 2015

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $137,000 in fiscal 2015 and $141,700 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,500 in fiscal 2015 and $7,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $897,697 in fiscal 2015 and $727,131 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $202,044 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,464,753 in fiscal 2015 and $936,675 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/9/2015